The Goldman Sachs

FIXED INCOME FUNDS

                     Goldman Sachs Government Income Fund

                     Goldman Sachs Global Income Fund

                     Goldman Sachs Municipal Income Fund

                     Goldman Sachs High Yield Fund




ANNUAL REPORT                                                   Goldman Sachs

October 31, 1997

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
---------------------------------------  ---------------------------------------
DEAR SHAREHOLDERS:

  We are pleased to present the annual report for the Goldman Sachs Fixed Income Funds for the fiscal year ended October 31, 1997. In addition to reviewing the performance and activity of the Goldman Sachs Fixed Income Funds during this period, we will also provide a brief overview of the economy and bond market to help put their performance in perspective. Though the U.S. economy continued to grow at a healthy pace, inflation remained subdued and the fixed income markets achieved favorable results.

ECONOMIC REVIEW
  The U.S. economy was strong throughout the period under review, but during the summer and fall, growth cooled slightly from the torrid pace of earlier in the year. Annualized real Gross Domestic Product (GDP) climbed 3.8% for the fourth quarter of 1996 and a dramatic 4.9% for the first quarter of 1997, fueled by a sharp increase in retail sales, rising factory orders and buoyant construction outlays. To curb potential overheating, the Federal Reserve raised the Federal funds rate a quarter-percentage point to 5.50% at the end of March. During the second quarter, real GDP moderated to a 3.3% rate (annualized) when an unusually cool spring impacted weather-sensitive sectors such as retail sales and construction. Though consumer consumption picked up significantly during the summer, overall economic growth was somewhat restrained because of weaker export growth and a slower rate of inventory accumulation. As a result, third-quarter GDP expanded at a 3.3% annual rate, the same pace as the prior quarter. In October, the pattern of economic activity remained robust, as retail sales held firm, consumer confidence remained high and the unemployment rate sank to a 24-year low. Despite continued economic strength, consumer inflation shrank to 2.1% over the 12-month period, its lowest level since 1986.

FIXED INCOME MARKET REVIEW
  When the Funds' fiscal year began in November 1996, bonds rallied on expectations of a continuation of the slow-growth, low-inflation environment. However, this optimistic view quickly soured when a steady flow of stronger-than-expected economic data revived inflation fears. From December through March, bond yields climbed as investors feared that the acceleration would prompt the Fed to raise rates. When the Fed eventually increased the Federal funds rate, the move was perceived as the first in a series of hikes.
  During the second quarter of 1997, prospects for the bond market brightened due to slowing economic growth. As the threat of inflation receded, the need for additional rate hikes subsided and bonds began to recoup their earlier losses. However, fixed income investors remained wary of reports suggesting that the economy was reaccelerating. In this skittish environment, the bond market came under renewed pressure when signs of strengthening activity emerged during the summer. The decline proved to be short-lived: Bonds quickly recovered on the back of reassuring inflation data and a surge of buying interest. Treasury prices continued to rise sharply through the end of the period, when demand soared as investors sought a safe haven in the wake of steep sell-offs in global equity markets. By the end of October, Treasury yields fell to 20-month lows.
 TABLE OF CONTENTS

Market Overview                         1
Goldman Sachs Government Income Fund    3
Goldman Sachs Global Income Fund       11
Goldman Sachs Municipal Income Fund    20

Goldman Sachs High Yield Fund   29
Financial Statements            38
Notes to Financial Statements   42
Financial Highlights            51

                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------


THE YIELD CURVE SHIFTED LOWER FOR MOST MATURITIES
  During the period under review, the yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.31% on October 31, 1997. For the same period, the yield on the 30-year U.S. Treasury bond fell from 6.64% to 6.15%.

HISTORICAL TREASURY YIELD CURVE

                                    [GRAPH]


                      10/31/96                 10/31/97

        3-Month        0.0514                   0.0519
        6-Month        0.0526                   0.0531
        1-Year         0.054                    0.0535
        2-Year         0.0573                   0.0561
        3-Year         0.0586                   0.0568
        5-Year         0.0607                   0.0572
        10-Year        0.0634                   0.0583
        30-Year        0.0664                   0.0615


Source: Bloomberg, L.P.

The one- to 30-year portion of the yield curve shifted downward while the short end of the curve rose slightly.

OUTLOOK: FED IS LIKELY TO REMAIN ON HOLD WHILE IT ASSESSES THE IMPACT OF THE ASIAN FINANCIAL CRISIS
  Uncertainty regarding the U.S. economic and financial outlook has climbed sharply recently, as the tug-of-war between a strong domestic economy and the expected trade drag from emerging market economies has intensified. Though most domestic economic indicators continue to point toward considerable forward momentum, Federal Reserve officials are likely to defer any rate hikes until they can assess the potential impact of Asia's financial crisis on U.S. economic activity. If evidence mounts that the repercussions from the recent turmoil will be insufficient to slow U.S. growth to a sustainable long-term pace, Goldman Sachs' economists expect the Fed to resume tightening in 1998.


  We thank you for your investment in the Goldman Sachs Fixed Income Funds, and we look forward to continuing to help you achieve your investment goals in the future.

Sincerely,


/s/ David B. Ford

David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani

Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments,
Goldman Sachs Asset Management

November 28, 1997

---------------------------------------  ---------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
---------------------------------------  ---------------------------------------
INVESTMENT OBJECTIVE
  The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

NEW SHARE CLASSES
  To accommodate different clients' needs and preferences, the fund added three new share classes as of August 15, 1997: Class C, Institutional and Service shares.

MORTGAGE-BACKED SECURITIES PERFORMED WELL, BUOYED BY LOW VOLATILITY AND STRONG INVESTOR DEMAND
  Mortgage-backed securities (MBS) performed well throughout the 12-month period under review, supported by an accommodative interest rate environment. During most of the period, rates remained within a generally narrow range, which reassured investors that the pace of mortgage refinancing was likely to remain subdued. (In contrast, declining interest rates tend to accelerate the pace of mortgage refinancing, which depresses MBS prices.) As a result, the MBS sector enjoyed strong demand from a wide range of investors, who viewed these securities as a yield-enhanced alternative to Treasuries. Most of the MBS sector's gains were achieved during the first half of the period, when yield spreads relative to Treasuries narrowed significantly. Although the sector's outperformance slowed during the balance of the period, spreads remained firm due to low volatility and MBS's continued attractiveness relative to Treasuries and agencies.

PERFORMANCE REVIEW
  The fund's strongest performers during the period under review were its investments in collateralized mortgage obligations (CMOs), which benefited along with other mortgage-backed securities in the favorable interest rate environment.
  We are pleased to report that the fund performed well relative to its peers. For the 12-month period ended October 31, 1997, the fund's Class A shares ranked within

PERFORMANCE SUMMARY

                             CLASS A    CLASS B   CLASS C*  INSTITUTIONAL* SERVICE*
                            (10/31/96- (10/31/96- (8/15/97-   (8/15/97-    (8/15/97-
                            10/31/97)  10/31/97)  10/31/97)   10/ 31/97)   10/31/97)
                            ---------- ---------- --------- -------------- ---------
  Total Return (based on        8.72%      7.96%     2.72%        2.94%       2.85%
   net asset value [NAV])
    Return From Monthly         7.04%      6.22%     1.19%        1.40%
     Distributions                                                            1.31%
    Return From Price           1.68%      1.74%     1.53%        1.54%       1.54%
     Appreciation
  Total Return of Lehman
   Brothers Government /
   Mortgage Index               8.82%      8.82%     2.93%        2.93%       2.93%
  NAV (as of 10/31/97)        $14.59     $14.61    $14.60       $14.59      $14.59
  NAV Change                  +$0.23     +$0.24    +$0.22       +$0.22      +$0.22
  Total Distributions Paid
   Per Share+                  $0.97      $0.86     $0.17        $0.20       $0.19

* New share class opened during the period. Performance and NAV change are cumulative from inception date.
+ Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

The fund's NAV and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in the fund will fluctuate, and therefore an investor's shares when redeemed may be worth more or less than their original cost. Goldman, Sachs & Co., the distributor of the fund, is not a bank, and fund shares distributed by Goldman, Sachs & Co. are not deposits or obligations of, or endorsed or guaranteed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal
Reserve Board or any other government agency.
                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

the top 20% of intermediate U.S. government income funds (16th out of 123) based on total return, according to Lipper Analytical Services, Inc. In addition, the fund's Class B shares were ranked in the top third of its category, 39th out of 123 funds, for the same period. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class C, Institutional and Service shares were not ranked for this period because they have been in existence less than 12 months.)

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES
  During the period, we adhered to our strategy of focusing on securities that we believed would fare well relative to the overall market regardless of the direction of interest rates. Our investment philosophy is to match the fund's duration (4.2 years as of October 31) to that of its benchmark and seek excess return over the benchmark through sector weightings and specific security selection.

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                  [PIE CHART]

Fixed Rate Mortgage Pass-Throughs       29.6%
U.S. Treasuries                         22.7%
CMOs                                    18.6%
Asset-Backed Securities                 17.9%
U.S. Government Agency Obligations       8.2%
Municipal Bonds                          2.7%
Repos/Cash Equivalents                   0.3%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Fixed Rate Mortgage Pass-Throughs. As of October 31, fixed rate mortgage pass-throughs represented 29.6% of the portfolio, compared with 40.4% a year earlier. After yield spreads between pass-throughs and Treasuries narrowed during the period due to the favorable market environment and strong investor demand, we reduced the fund's allocation to the sector in favor of more attractively valued securities.
  We also used mortgage dollar rolls during the period, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date--usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio held a 22.7% allocation in U.S. Treasuries as of October 31, up from 16.2% a year earlier. We added to the fund's holdings in Treasuries as we trimmed its exposure to alternative sectors, such as pass-throughs, that had become more fully valued and appeared to have limited potential for further outperformance. The fund's repurchase agreement/cash equivalent holdings, which accounted for 1.1% of the portfolio a year ago, represented a scant 0.3% by the end of the period.

 . CMOs. CMO securities performed well during the period as the sector benefited from the same favorable influences as other mortgage-backed securities. During the period, we trimmed the CMO allocation to 18.6%, down from 22.0% last October, as these securities became more fully valued. Within the sector, planned amortization class (PAC) CMOs were 9.0% of the portfolio, sequential-pay/support CMOs were 7.1% of the portfolio and the remainder was invested in a variety of other CMO structures, discussed below.

---------------------------------------  ---------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

 . Asset-Backed Securities (ABS). As of October 31, 17.9% of the portfolio was invested in asset-backed securities. ABSs continued to perform well during the period, but heavy issuance during the second half of the period caused yield spreads to widen and restrained the sector's relative performance.

 . U.S. Government Agency Obligations. During the period, the fund's allocation to agency obligations was raised to 8.2%, up from 0.4% a year ago, as we added securities backed by Small Business Administration (SBA) loans. These securities are guaranteed by the U.S. government and offer nearly twice the yield spread of conventional (i.e., GNMA, FNMA, FHLMC) agencies.

 . Municipal Bonds. We added a small position in municipal bonds (2.7% as of October 31) to take advantage of seasonal supply imbalances in the municipal sector. We expect to "unwind" this trade when equilibrium is restored.

 . Issuer Composition. The portfolio composition of the fund's mortgage-backed security holdings by issuer was 16.5% in Federal National Mortgage Association
(FNMA) issues, 11.5% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 10.6% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. As of October 31, 69.5% of the portfolio was invested in U.S. government and agency securities, 27.5% of the portfolio was invested in triple-A-rated securities, 2.7% was invested in municipal bond issues and 0.3% was invested in repurchase agreements/cash equivalents.

 . Prudent Use of Derivatives. As noted, the portfolio held PAC CMOs and sequential-pay/support CMOs, which are generally considered to be lower risk derivative instruments. The portfolio also had small positions in higher risk derivative securities, which we used in seeking to enhance return without incurring undue risk. These included inverse floaters, interest-only (IO) CMOs and principal-only (PO) CMOs, and their combined position accounted for 2.5% of the portfolio as of the end of the period. In addition, we used futures in seeking to manage the duration to approximate that of the benchmark.

MARKET OUTLOOK
  We believe Federal Reserve officials are likely to keep monetary policy on hold until the first half of 1998, when tight labor markets may generate sufficient wage pressures to prompt the Fed to raise rates.
  In terms of individual fixed income sectors, the recent turmoil in the financial markets caused the spreads of mortgage pass-throughs to widen relative to Treasuries. Lower coupon pass-throughs underperformed higher coupon pass-throughs during this volatile period and, as a result, currently represent a more attractive risk/return trade-off. In the CMO sector, liquidity is poor in the wake of the recent gyrations in the financial markets, largely due to investor attention being diverted elsewhere rather than sector-specific reasons. Similarly, the ABS sector also came under pressure at the end of the period due to supply pressures and general uncertainty related to the Asian financial crisis. Although investors have been buying selectively at these wider yield spread levels, we believe the sector may remain soft through year-end.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ Erica Adelberg

Erica Adelberg


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 28, 1997

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the appropriate redemption fee and no redemption fee for the Class B and Class C shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         [GRAPH APPEARS HERE]

                        Class A Shares (a)      Class A Shares (a)      Lehman Gov't/MBS        Lehman U.S. Gov't
                        (No Sales Charge)       (W/Sales Charge)             Index                   Index
3/1/93                       10000                     9550                   10000                   10000
10/31/93                     10506                    10033                   10584                   10699
10/31/94                     10192                     9734                   10267                   10220
10/31/95                     11710                    11183                   11819                   11792
10/31/96                     12392                    11834                   12500                   12395
10/31/97                     13472                    12866                   13603                   13468

                         [GRAPH APPEARS HERE]

                          Class B Shares          Class B Shares        Lehman Gov't/MBS        Lehman U.S. Gov't
                       (W/out redempt. charge)  (W/redempt. charge)          Index                   Index
5/1/96                       10000                    10000                   10000                   10000
10/31/96                     10485                    10485                   10512                   10508
10/31/97                     11319                    10919                   11439                   11418

                         [GRAPH APPEARS HERE]

                         Class C Shares          Class C Shares       Lehman Gov't/MBS        Lehman U.S. Gov't
                     (W/out redempt. charge)   (W/redempt. charge)           Index                   Index
8/15/97                      10000                    10000                   10000                   10000
10/31/97                     10272                    10172                   10293                   10326

--------------------------------------------------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
October 31, 1997
--------------------------------------------------------------------------------



                             [GRAPH APPEARS HERE]

            Institutional Shares    Lehman Gov't/MBS Index    Lehman U.S. Gov't

8/15/97           50000                   50000                   50000
10/31/97          51470                   51465                   51630

                             [GRAPH APPEARS HERE]

            Service Shares          Lehman Gov't/MBS Index    Lehman U.S. Gov't


8/15/97           50000                   50000                   50000
10/31/97          51425                   51465                   51630

                                        ------------------------

                                           Average Annual Total
                                                  Return
                                        ------------------------
                                                       Since
                                           One Year Inception(b)
          Class A Shares, excluding sales
           charge                           8.72%      7.14%
              --------------------------------------------------
          Class A Shares, including sales
           charge                           2.45%      6.06%
              --------------------------------------------------
          Class B Shares, excluding
           redemption charge                7.96%      8.59%
              --------------------------------------------------
          Class B Shares, including
           redemption charge                3.19%      4.59%
              --------------------------------------------------
          Class C Shares, excluding
           redemption charge                 N/A       2.72%(c)
              --------------------------------------------------
          Class C Shares, including
           redemption charge                 N/A       1.72%(c)
              --------------------------------------------------
          Institutional Shares               N/A       2.94%(c)
              --------------------------------------------------
          Service Shares                     N/A       2.85%(c)

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
(b) Class A, Class B, Class C, Institutional and Service shares commenced operations February 10, 1993, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the Class C, Institutional and Service had not completed a full twelve months of operations.

---------------------------------------  ---------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity
   Amount                Rate                         Date                            Value
----------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS--47.3%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)--5.0%
$  1,000,000             7.00%                      TBA-15 Yr(a)                   $ 1,014,060
   2,000,000             6.50                       TBA-15 Yr(a)                     1,999,360
   1,000,000             7.50                       TBA-30 Yr(a)                     1,022,180
----------------------------------------------------------------------------------------------
                                                                                   $ 4,035,600
----------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--13.7%
$    493,919             6.50%                      08/01/25                       $   488,051
     273,298             6.50                       09/01/25                           269,712
     319,238             6.50                       10/01/25                           315,050
     376,084             6.50                       11/01/25                           371,150
      69,575             6.50                       12/01/25                            68,510
     405,889             6.50                       12/01/25                           400,478
   2,000,000             6.50                       TBA-7 Yr(a)                      2,004,360
   1,000,000             7.50                       TBA-15 Yr(a)                     1,025,620
   6,000,000             7.00                       TBA-30 Yr(a)                     6,018,720
----------------------------------------------------------------------------------------------
                                                                                   $10,961,651
----------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--10.3%
$    216,326             9.00%                      10/15/19                       $   234,443
      92,691             9.00                       12/15/19                           100,338
     290,474             7.50                       04/15/23                           297,916
     306,387             7.00                       05/15/23                           308,970
     330,300             7.00                       06/15/23                           333,084
     330,759             7.00                       07/15/23                           333,547
     521,822             7.50                       07/15/23                           535,191
     161,311             8.00                       12/15/26                           167,410
     470,106             8.00                       12/15/26                           487,881
     330,803             8.00                       12/15/26                           343,209
   1,000,000             7.00                       TBA-30 Yr(a)                     1,005,620
   3,000,000             7.50                       TBA-30 Yr(a)                     3,067,500
   1,000,000             8.00                       TBA-30 Yr(a)                     1,037,810
----------------------------------------------------------------------------------------------
                                                                                   $ 8,252,919
----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--18.3%
INTEREST ONLY--0.2%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$    574,420             9.50%(b)                   07/25/22                       $   163,164
----------------------------------------------------------------------------------------------
                                                                                   $   163,164
----------------------------------------------------------------------------------------------
INVERSE FLOATER--1.8%
FHLMC Series 1666, Class SB
$  1,082,875             6.24%(c)                   01/15/24                       $ 1,030,984

 Principal              Interest                        Maturity
   Amount                 Rate                            Date                          Value
------------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS (CONTINUED)
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
INVERSE FLOATER (CONTINUED)
FNMA Remic Trust, Series 1992-62, Class S
$    404,038              9.42%(c)                      05/25/99                     $   410,220
------------------------------------------------------------------------------------------------
                                                                                     $ 1,441,204
------------------------------------------------------------------------------------------------
NON-AGENCY COMMERCIAL MBS--1.9%
First Union--Lehman Brothers Commercial Mortgage Services
 Series 1997-C1, Class A2
$    400,000              7.30%                         12/18/06                     $   422,469
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     500,000              7.32                          12/26/28                         522,813
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
     500,000              7.46                          05/15/06                         524,063
------------------------------------------------------------------------------------------------
                                                                                     $ 1,469,345
------------------------------------------------------------------------------------------------
PLANNED AMORTIZATION CLASS (PAC) CMOS--8.9%
FHLMC Series 1919, Class D
$  3,000,000              6.50%                         06/15/22                     $ 3,007,020
FHLMC Series 1985, Class PC
   1,000,000              6.35                          05/17/18                       1,005,310
FNMA Remic Trust, Series 1997-9, Class B
   1,000,000              6.50                          10/25/22                       1,005,580
GE Capital Mortgage Services, Inc. Series 1997-8, Class A13
   2,000,000              7.25                          10/25/27                       2,054,000
------------------------------------------------------------------------------------------------
                                                                                     $ 7,071,910
------------------------------------------------------------------------------------------------
PRINCIPAL ONLY--0.5%
FNMA Remic Trust, Series G-35, Class N
$    521,085             6.30%(d)                       10/25/21                     $   423,595
------------------------------------------------------------------------------------------------
                                                                                     $   423,595
------------------------------------------------------------------------------------------------
SEQUENTIAL FIXED RATE CMOS--2.1%
Citicorp Mortgage Securities Inc. Series 1993-11, Class A6
$    743,151              6.25%                         09/25/08                     $   737,005
GE Capital Mortgage Services, Inc., Series 1994-10, Class A22
     996,703              6.50                          03/25/24                         932,196
------------------------------------------------------------------------------------------------
                                                                                     $ 1,669,201
------------------------------------------------------------------------------------------------
SUPPORT--2.9%
Housing Securities, Inc., Series 1994-1, Class A13
$  1,455,585              6.50%                         03/25/09                     $ 1,415,105

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND (continued)
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal               Interest                       Maturity
   Amount                  Rate                           Date                            Value
--------------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS (CONTINUED)
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Salomon Brothers Mortgage Securities
$  1,000,000               6.00%                        09/30/08                       $   959,490
--------------------------------------------------------------------------------------------------
                                                                                       $ 2,374,595
--------------------------------------------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                             $14,613,014
--------------------------------------------------------------------------------------------------
TOTAL MORTGAGE BACKED OBLIGATIONS (COST $37,315,183)                                   $37,863,184
--------------------------------------------------------------------------------------------------
AGENCY DEBENTURES--2.9%
Sri Lanka Aid
$  2,375,000               5.84%                        02/21/16                       $ 2,356,000
--------------------------------------------------------------------------------------------------
TOTAL AGENCY DEBENTURES
 (COST $2,339,375)                                                                     $ 2,356,000
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--17.4%
AESOP Funding Series 1997-1, Class A2(g)
$  1,350,000               6.40%                        10/20/03                       $ 1,364,573
AFC Series 1997-1, Class A
   1,307,028               5.88                         07/25/27                         1,302,532
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
     720,000               6.23                         06/15/03                           723,370
CPS Auto Grantor Trust
     737,835               6.30                         08/15/02                           740,115
Fasco Auto Trust, Series 1996-1
     940,730               6.65                         11/15/01                           953,693
Fingerhut Master Trust, Series 1996-1, Class A
     590,000               6.45                         02/20/02                           594,053
First Merchants Auto Trust Series 1996-B, Class A1
     846,804               5.74                         03/15/00                           846,279
First USA Credit Card Master Trust Series 1997-6, Class A
   1,600,000               6.42                         03/17/05                         1,616,992
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
     650,000               5.50                         02/15/03                           636,591
Merrill Lynch Mortgage Investments, Inc. Series 1997-FF2, Class A
   2,240,134               5.93                         08/25/28                         2,240,134
Mid-State Trust Series 4, Class A
   1,138,418               8.33                         04/01/30                         1,227,977
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
     313,954               6.85                         06/15/01                           318,912

 Principal                Interest                     Maturity
   Amount                   Rate                         Date                          Value
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (CONTINUED)
Premier Auto Trust, Series 1993-6, Class A2
$    159,891                4.65%                      11/02/99                     $   158,692
Premier Auto Trust, Series 1994-1, Class A3
      65,058                4.75                       02/02/00                          64,935
Prudential Securities, Series 1995-2, Class A
     630,842                6.02                       11/15/15                         632,817
Sears Credit Account Master Trust, Series 1995-2, Class A
     460,000                8.10                       06/15/04                         475,953
-----------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
 (COST $13,870,581)                                                                 $13,897,618
-----------------------------------------------------------------------------------------------
INSURED REVENUE BONDS--2.7%
New Jersey Economic Development Authority Series A
$  2,000,000                7.43%                      02/15/29                     $ 2,171,840
-----------------------------------------------------------------------------------------------
TOTAL INSURED REVENUE BONDS
 (COST $2,000,000)                                                                  $ 2,171,840
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--5.0%
Small Business Administration
$  1,676,696                7.15%                      03/01/17                     $ 1,737,543
   1,380,207                7.50                       04/01/17                       1,456,022
     800,000                7.30                       05/01/17                         834,128
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (COST $3,856,903)                                                                  $ 4,027,693
-----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--22.0%
United States Treasury Bonds
$    450,000                7.50%                      11/15/16                     $   514,899
   2,120,000                8.75                       05/15/20                       2,763,950
     700,000                7.88                       02/15/21                         840,112
     100,000(e)             8.13                       05/15/21                         123,187
     690,000                7.63                       02/15/25                         817,001
United States Treasury Notes
   3,400,000                6.00                       08/15/99                       3,419,652
   2,310,000(e)             6.88                       08/31/99                       2,358,371
   3,900,000                5.63                       11/30/00                       3,888,417
   1,750,000                6.63                       07/31/01                       1,800,855
United States Treasury Principal Only Stripped Securities(d)
     950,000                5.93                       11/15/04                         630,069
   1,850,000                5.96                       05/15/20                         450,826
-----------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $17,086,592)                                                                 $17,607,339
-----------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity
  Amount                  Rate                           Date                            Value
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--25.3%
Joint Repurchase Agreement Account(e)
$20,200,000               5.76%                        11/03/97                       $20,200,000
-------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
 (COST $20,200,000)                                                                   $20,200,000
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $96,668,634(F))                                                                $98,123,674
-------------------------------------------------------------------------------------------------

Futures contracts open at October 31, 1997 are as follows:

                                Number of
                                Contracts                     Unrealized
           Type              Long (Short)(h) Settlement Month Gain (Loss)
---------------------------  --------------- ---------------- -----------
5 Year U.S. Treasury Notes          31        December 1997     $ 24,594
10 Year U.S. Treasury Notes        (21)       December 1997      (20,938)
U.S. 20 Year Long Term Bond          9        December 1997       55,162
                                                              ----------
                                                                $ 58,818
--------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which value
 exceeds cost                                                  $1,557,196
Gross unrealized loss for investments in which cost
 exceeds value                                                   (102,858)
--------------------------------------------------------------------------
Net unrealized gain                                            $1,454,338
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
(c) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1997.
(d) The interest rate disclosed for these securities represents effective yields to maturity.
(e) Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
(f) The aggregate cost for Federal income tax purposes is $96,669,336.
(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $1,364,573 as of October 31, 1997.
(h) Each 5-Year and 10-Year U.S. Treasury Note and each U.S. Long 20-Year Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $6,100,000 and $3,412,969, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
INVESTMENT OBJECTIVE
  The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. All securities purchased by the fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The fund will invest at least 50% of its total assets in securities rated AAA by S&P or Aaa by Moody's, at the time of investment. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

NEW SHARE CLASSES
  To accommodate different clients' needs and preferences, the fund added Service shares on March 12, 1997 and Class C shares on August 15, 1997.

MOST GLOBAL BONDS PERFORMED WELL, SUPPORTED BY FAVORABLE ECONOMIC CONDITIONS AND EMU-RELATED YIELD CONVERGENCE
  Global bonds performed well during the period under review. Though fears of rising inflation impacted several major markets during the first quarter of 1997, most of these bonds subsequently rebounded. Government bonds in the U.S. and Europe closed the period on a particularly strong note. Demand for these securities surged when they were perceived as a safe haven in the wake of the spreading Asian financial crisis.
  In Europe, the U.K. and the higher yielding markets (e.g., Spain and Italy) significantly outperformed the "core" and "near core" markets (e.g., Germany, France and the Netherlands). The U.K. was the strongest European performer during the fiscal year under review, which was particularly notable because it trailed most other markets early in the period. Within continental Europe, Spain and Italy achieved the best returns as their markets were buoyed by weak economic growth and low inflation. In addition, these markets benefited from convergence trades triggered by rising optimism regarding their inclusion in the European Monetary Union (EMU). However, "core" European markets lagged, as a rebound in German manufacturing and production toward the end of the period led the Bundesbank to increase interest rates in a preemptive strike against inflation.
  The dollar bloc achieved positive returns, but performance varied widely. Australia posted the strongest performance of the major global bond markets, as lower-than-expected wage and inflation data prompted the Reserve Bank to continue to cut interest rates. In contrast, the U.S. trailed all other bond markets. Though Treasuries performed well during the latter half of the period, their 12-month return suffered because of their weak performance during the first quarter of 1997, when accelerating growth pushed yields higher. In Japan, Japanese Governments Bonds (JGBs) rallied as poor economic conditions-- including weak production, a buildup in inventories and anemic domestic demand--made interest rate hikes increasingly unlikely. As a result, JGBs fared better than Treasuries and several European bonds.

PERFORMANCE REVIEW: COUNTRY ALLOCATIONS CONTRIBUTED TO PERFORMANCE
  During the period under review, the fund underperformed its benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. The largest contributors to the fund's performance included its overweighted positions in the U.K. and Italy, two of the strongest markets during the period. However, the fund's underweightings in Canada and Japan proved to be a drag on its performance relative to the benchmark when those markets performed well.
  However, we are pleased to report that the fund fared well relative to its peers. For the three-year period ended October 31, 1997, Morningstar, Inc., an independent

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
rating agency, rated the fund's Class A shares five stars (in a universe of 1,338 taxable bond funds), its highest rating./1/
  The fund also performed well compared with its peers in Lipper Analytical Services, Inc.'s global income category. For the 12-month period ended October 31, the Institutional, Class A and Class B shares ranked 6th, 10th and 14th, respectively, out of 137 global income funds based on total return. For the five-year period ended October 31, 1997, the fund's Class A shares ranked within the top quartile (10th out of 48 funds) of its category. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class C and Service shares were not ranked for these periods because they were in existence less than 12 months.)
  Though the portfolio is typically fully hedged into U.S. dollars, we successfully employed several currency strategies during the period. For example, the fund held long U.S. dollar positions against the yen and several European currencies, which benefited performance when continued weakness in Japanese and European economies was reflected in their exchange rates.

------------------------

/1/ Source: (C)1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund's Class A shares received four stars for the five-year period and were rated among 732 taxable bond funds. The Morningstar ratings apply only to the fund's Class A shares; the fund's Class B, Class C, Institutional and Service shares have not been rated. Class B, Class C, Institutional and Service shares are subject to additional fees and expenses, which may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

PERFORMANCE SUMMARY


                              CLASS A     CLASS B    CLASS C*  INSTITUTIONAL  SERVICE*
                            (10/31/96 - (10/31/96 - (8/15/97 -  (10/31/96 -  (3/12/97 -
                             10/31/97)   10/31/97)  10/31/97)    10/31/97)   10/31/97)
                            ----------- ----------- ---------- ------------- ----------
  Total Return (based on
   net asset value [NAV])       9.66%       9.04%       3.03%      10.26%        6.42%
    Return From Monthly
     Distributions              5.62%       5.15%       1.27%       6.21%        0.22%
    Return From Price
     Appreciation               4.04%       3.89%       1.76%       4.05%        6.20%
  Total Return of J.P.
   Morgan Global
   Government Bond Index       10.58%      10.58%       3.01%      10.58%        7.41%
  NAV (as of 10/31/97)        $15.10      $15.08      $15.06      $15.09       $15.09
  NAV Change                  +$0.57      +$0.55      +$0.26      +$0.57       +$0.40
  Total Distributions Paid
   Per Share+                  $0.79       $0.73       $0.19       $0.87        $0.52

* New share class opened during the period. Performance and NAV change are cumulative from inception date.
+ The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

The fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The fund may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in the fund will fluctuate, and therefore an investor's shares when redeemed may be worth more or less than their original cost. Goldman, Sachs & Co., the distributor of the fund, is not a bank, and fund shares distributed by Goldman, Sachs & Co. are not deposits or obligations of, or endorsed or guaranteed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal
Reserve Board or any other government agency.
                                         ---------------------------------------
---------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND (continued)
---------------------------------------  ---------------------------------------


PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                 [PIE CHART]

U.S.                    31.5%
U.K.                    14.1%
Japan                   12.1%
Italy                   11.1%
Germany                 11.0%
New Zealand              7.4%
Spain                    4.0%
Cash                     3.5%
France                   3.0%
Sweden                   1.3%
Australia                1.0%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Dollar Bloc. As of October 31, 1997, 39.9% of the fund was invested in the dollar bloc countries (e.g., the U.S., Australia and New Zealand) compared with 43.8% for the Index. Though the fund was underweighted in the dollar bloc in terms of market positions, the sector represented a neutral allocation relative to the benchmark on a duration-weighted basis.
  U.S. As noted, the U.S. lagged other major bond markets. The fund was underweighted in U.S. Treasuries relative to the Index (31.5% versus 39.6% as of October 31), which worked in its favor when Treasuries came under pressure during the first quarter of 1997 amid accelerating growth and a Federal Reserve rate hike. When Treasuries later rallied, however, the underweighting detracted from the fund's performance relative to the benchmark.
  Other Dollar Bloc Countries. In June, we initiated a position in New Zealand (7.4% of the portfolio as of October 31), in the expectation that economic weakness would push interest rates lower (and bond prices higher). When yield spreads between the U.S. and New Zealand narrowed, the allocation contributed to performance. The portfolio also held an overweighted position in Australian bonds during the first half of the period, which we then sold at a profit after that market rallied. Toward the end of the period, we reestablished a neutral weighting in Australia (1.0% as of October 31). The fund briefly held a position in Canada, but was not invested in that market during most of the period because Canada's strengthening economy indicated an unattractive risk/return trade-off.

 . Europe. The fund was overweighted in Europe compared with the Index, 44.5% versus 41.7%. This strategy worked to the fund's advantage because most European bonds performed well due to favorable bond market conditions throughout the region.
  U.K. During the first half of the period, the U.K. gilt sold off when a surge in consumer spending contributed to a sharp acceleration in growth and fueled fears of inflation. However, later in the year, gilts rebounded dramatically. Fixed income investors were encouraged when the newly independent Bank of England demonstrated its determination to fight inflation by initiating a series of rate hikes. In January, we increased the fund's U.K. allocation to an overweighting when our analysis indicated that the gilt market had become oversold. When the U.K. market recovered, this strategy significantly contributed to the fund's performance. The fund continued to overweight the U.K. at the end of the period, 14.1% compared with 6.9% for the benchmark.
  Germany and France. Within the "core" European markets, weak economic activity in Germany and France helped support their bond markets during the first half of the period. During the summer, however, the performance of these markets began to deteriorate when accelerating growth in Germany rekindled inflationary fears. In early October, these concerns prompted the Bundesbank to raise its repo rate, and other "core" markets, such as France, quickly followed with their own rate hikes. As of the end of the period, the fund was overweighted in Germany (11.0% versus 8.6% for the Index) and underweighted in France (3.0% versus 8.0%).

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Italy, Spain and Sweden. In the higher yielding markets, the portfolio benefited from a significant overweighting in Italy (11.1% versus 5.6% for the Index as of October 31) and a slight overweighting in Spain (4.0% versus 3.2%). Both of these markets performed extremely well as yield spreads relative to other European markets narrowed significantly in anticipation of their participation in EMU. The fund held a neutral weighting in Sweden during most of the period, which we then reduced to an under-weighting (1.3% versus 1.8%) because its accelerating economy is likely to trigger rising bond yields.

 . Japan. During the first half of the period, the fund significantly underweighted Japan. This strategy detracted from performance, since JGBs performed well as investors focused on the fragility of Japan's banking system. When Japan's economy deteriorated during the latter half of the period, we increased the portfolio's duration-weighted exposure in the expectation that interest rates would need to remain at historically low levels in the absence of fiscal stimulus. As of October 31, the fund held a 12.1% allocation in Japan.

 . Cash Equivalents. As of October 31, 3.5% of the fund was in cash equivalents. We reduced this position from 15.4% a year ago as we identified attractive investment opportunities.

 . Duration. The fund's duration was slightly longer than that of the Index as of October 31, 5.6 years versus 5.3 years, primarily due to overweightings in U.K. and Italy. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's NAV should move in relation to interest rate fluctuations.)

FUND OUTLOOK
  In the near term, the outlook for global bond markets will be heavily dependent on the fortunes of global equity markets. If uncertainty related to the Asian financial crisis continues to impact equities, we expect bonds will continue to benefit from investor demand for lower risk assets.
  In the U.S., inflationary pressures remain in place with tight labor market conditions, strong consumer confidence, robust growth and solid corporate earnings. Though the deflationary impact of the Asian situation will help offset these domestic influences, we expect Treasury prices to decline if investors regain confidence in global equity markets and begin to reduce their Treasury holdings. In other dollar bloc countries, we are neutral on Australia, which has experienced significant spread contraction in recent months; positive on New Zealand, which is attractively valued following a recent sell-off; and remain negative on Canada, which is vulnerable to the rising risks of an overheating economy.
  Within Europe, we believe yields in several countries reflect an overly pessimistic view of future interest rate increases. As a result, we expect these markets to offer attractive returns as current steep yield curves flatten. We are particularly positive on the U.K., which we expect to continue to benefit from the Bank of England's proactive stance toward monetary policy, and Italy, which we believe will experience further spread contraction as the likelihood of its participation in EMU increases. In Japan, we expect that bond yields will remain near their current levels with the economy remaining very weak and concerns rising over the extent of Japanese banks' exposure to other Asian markets.


/s/ Stephen C. Fitzgerald
Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson
Andrew F. Wilson
Portfolio Manager, Fixed Income Investments


/s/ Gareth I. Evans
Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 28, 1997

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares and the appropriate redemption fee and no redemption fee for the Class B and Class C shares) is compared with its benchmark--the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Class A Shares (a)  Class A Shares (a)  JP Morgan GGB Index - $
          (No Sales Charge)   (W/Sales Charge)         Hedged

9/1/91          10000               9550                10000
10/31/91        10145               9688                10263
10/31/92        11034              10538                11156
10/31/93        12220              11670                12509
10/31/94        11672              11146                12051
10/31/95        13432              12827                13903
10/31/96        14921              14250                15306
10/31/97        16362              15627                16925

              Class B Shares        Class B Shares        JP Morgan GGB Index
          (w/out redempt. charge) (w/redempt. charge)         $ Hedged

5/1/96          10000                   10000                   10000
10/31/96        10624                   10624                   10653
10/31/97        11584                   11184                   11780


                Class C Shares        Class C Shares      JP Morgan GGB Index
           (w/out redempt. charge)  (w/redempt. charge)        $ Hedged

8/15/97         10000                     10000                 10000
10/31/97        10303                     10203                 10301

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Institutional Shares   JP Morgan GGB Index - $ Hedged

8/1/95          10000                       10000
10/31/95        10442                       10351
10/31/96        11651                       11395
10/31/97        l2846                       12601


            Service Shares      JP Morgan GGB Index - $ Hedged

3/12/97         10000                       10000
10/31/97        10642                       10741

                                  ------------------------------------

                                                 Average Annual Total Return
                                  --------------------------------------------
                                                                     Since
                                               One Year Five Year Inception(b)
       Class A Shares, excluding sales charge    9.66%    8.19%       8.28%
     -------------------------------------------------------------------------
       Class A Shares, including sales charge    3.26%    7.36%       7.48%
     -------------------------------------------------------------------------
       Class B Shares, excluding redemption
        charge                                   9.04%     N/A       10.27%
     -------------------------------------------------------------------------
       Class B Shares, including redemption
        charge                                   4.33%     N/A        6.27%
     -------------------------------------------------------------------------
       Class C Shares, excluding redemption
        charge                                   N/A       N/A        3.03%(c)
     -------------------------------------------------------------------------
       Class C Shares, including redemption
        charge                                   N/A       N/A        2.03%(c)
     -------------------------------------------------------------------------
       Institutional Shares                     10.26%     N/A       11.75%
     -------------------------------------------------------------------------
       Service Shares                            N/A       N/A        6.42%(c)

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of Class A, Class C and Service shares.
(b) The Class A, Class B, Institutional, Service and Class C shares commenced operations August 2, 1991, May 1, 1996, August 1, 1995, March 12, 1997 and August 15, 1997, respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since Class C and Service had not completed a full twelve months of operations.

---------------------------------------  ---------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND
October 31, 1997
---------------------------------------  ---------------------------------------

Principal                    Interest                   Maturity
Amount(a)                      Rate                       Date                        Value
-----------------------------------------------------------------------------------------------
DEBT OBLIGATIONS--79.4%
AUSTRALIAN DOLLAR--1.0%
Commonwealth of Australia
AUD      2,500,000            10.00%                    02/15/06                   $  2,223,818
-----------------------------------------------------------------------------------------------
BRITISH POUND STERLING--13.9%
United Kingdom Treasury
BPS     17,000,000             8.50%                    07/16/07                   $ 32,283,075
-----------------------------------------------------------------------------------------------
DEUTSCHEMARK--10.8%
Federal Republic of Germany
DEM     13,500,000             8.00%                    07/22/02                   $  8,783,066
         2,000,000             6.50                     10/14/05                      1,233,670
         7,000,000             6.25                     04/26/06                      4,251,247
        13,000,000             6.00                     01/04/07                      7,752,640
Treuhandanstalt
         5,000,000             6.38                     07/01/99                      2,996,287
-----------------------------------------------------------------------------------------------
                                                                                   $ 25,016,910
-----------------------------------------------------------------------------------------------
FRENCH FRANC--3.0%
Government of France
FRF     40,000,000             4.75%                    03/12/02                   $  6,862,393
-----------------------------------------------------------------------------------------------
ITALIAN LIRA--10.8%
Republic of Italy
ITL 26,000,000,000             9.50%                    05/01/01                   $ 17,180,272
    13,000,000,000             6.75                     07/01/07                      8,000,413
-----------------------------------------------------------------------------------------------
                                                                                   $ 25,180,685
-----------------------------------------------------------------------------------------------
JAPANESE YEN--12.1%
Asian Development Bank
JPY    350,000,000             5.63%                    02/18/02                   $  3,449,834
Federal National Mortgage Association
       740,000,000             2.22                     10/09/07                      6,256,950
Government of Japan
       850,000,000             2.50                     06/20/07                      7,477,245
Kingdom of Spain
       600,000,000             3.10                     09/20/06                      5,490,237
Republic of Italy
       550,000,000             5.13                     07/29/03                      5,472,580
-----------------------------------------------------------------------------------------------
                                                                                   $ 28,146,846
-----------------------------------------------------------------------------------------------
NEW ZEALAND DOLLAR--7.4%
Federal National Mortgage Association
NZD      8,500,000             7.00%                    09/26/00                   $  5,257,964

Principal                   Interest                   Maturity
Amount(a)                     Rate                       Date                        Value
----------------------------------------------------------------------------------------------
DEBT OBLIGATIONS (CONTINUED)
NEW ZEALAND DOLLAR (CONTINUED)
Government of New Zealand
NZD     9,700,000             8.00%                    02/15/01                   $  6,245,054
International Bank for Reconstruction & Development
        9,000,000             7.00                     09/18/00                      5,575,830
----------------------------------------------------------------------------------------------
                                                                                  $ 17,078,848
----------------------------------------------------------------------------------------------
SPANISH PESETA--3.9%
Kingdom of Spain
ESP 1,100,000,000            10.30%                    06/15/02                   $  9,026,397
----------------------------------------------------------------------------------------------
SWEDISH KRONA--1.2%
Kingdom of Sweden
SEK    22,000,000             6.00%                    02/09/05                   $  2,899,398
----------------------------------------------------------------------------------------------
UNITED STATES DOLLAR--15.3%
International Bank for Reconstruction & Development
USD     8,000,000             6.63%                    08/21/06                   $  8,217,600
United States Treasury Bonds
        5,100,000             7.50                     11/15/16                      5,835,522
        3,250,000             7.63                     02/15/25                      3,848,195
        6,000,000             6.75                     08/15/26                      6,448,140
United States Treasury Notes
        2,050,000             7.00                     07/15/06                      2,199,589
        8,600,000             6.50                     10/15/06                      8,945,376
----------------------------------------------------------------------------------------------
                                                                                  $ 35,494,422
----------------------------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
 (COST $180,581,438)                                                              $184,212,792
----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.9%
AESOP Funding Series 1997-1, Class A2(c)
USD     1,250,000             6.40%                    10/20/03                   $  1,263,494
AFC Series 1997-1, Class A(b)
        1,307,028             5.85                     07/25/27                      1,302,532
ALAC Automobile Receivable Series 1997-1, Class A
          431,466             6.29                     12/15/02                        431,970
Cit RV Trust Series 1995-B, Class A
          252,266             6.50                     04/15/11                        254,142
EQCC Home Equity Loan Trust Series 1997-3, Class A
          890,097             5.80                     11/15/28                        890,097
First Chicago Mortgage Trust Series 1992-E, Class A
          750,000             6.25                     08/15/99                        748,823

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

Principal                 Interest                     Maturity
Amount(a)                   Rate                         Date                          Value
------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (CONTINUED)
First USA Credit Card Master Trust Series 1997-6, Class A
USD    900,000              6.42%                      03/17/05                     $    909,558
Ford Motor Credit Trust Series 1993-B, Class A
        51,114              4.30                       07/15/98                           51,066
MBNA Master Card Series 1992-1, Class A
       666,667              7.25                       06/15/99                          665,833
Navistar Financial Corp. Series 1994-A, Class A
       634,284              5.93                       10/15/99                          634,372
Nissan Auto Receivables Series 1995-A, Class A
       986,455              6.10                       08/15/01                          986,760
Premier Auto Trust Series 1994-3, Class A
       811,060              6.85                       03/02/99                          813,087
------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
 (COST $8,924,066)                                                                  $  8,951,734
------------------------------------------------------------------------------------------------
CORPORATE BONDS--5.7%
BankAmerica Corp.
USD    900,000              7.75%                      07/15/02                     $    953,586
Bayerische Landesbank Girozent
    10,000,000              6.63                       06/25/07                       10,388,200
Beneficial Corp.
       500,000              6.43                       04/10/02                          500,325
Capital One Bank
     1,000,000              7.35                       06/20/00                          996,800
Countrywide Funding Corp.
       450,000              6.38                       10/08/02                          453,830
------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (COST $12,884,606)                                                                 $ 13,292,741
------------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS--7.1%
Asset Securitization Corp. Series 1997-D5, Class A1
USD    450,000              6.73%                      02/14/41                     $    452,385
CMC Series 1997-2, Class A
     2,000,000              6.60                       11/25/27                        2,010,488
Countrywide Funding Corp. Series 1994-2, Class A
     1,000,000              6.50                       02/25/09                          988,120
Countrywide Funding Corp. Series 1994-I, Class A
     2,000,000              6.25                       07/25/09                        1,998,120
FHLMC Series 1985, Class PC
     2,000,000              6.35                       05/17/18                        2,010,620

Principal                  Interest                     Maturity
Amount(a)                    Rate                         Date                          Value
-------------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS (CONTINUED)
General Electric Capital Mortgage Services Series 1994-2,
 Class A
USD     564,879              4.82%                      01/25/09                     $    491,772
        968,367              6.69                       01/25/09                          997,737
General Motors Acceptance Corp. Series 1997-C1, Class A
        450,000              6.85                       09/15/06                          464,702
Government National Mortgage Association (GNMA)
        270,468              9.00                       03/15/05                          287,540
        217,927              9.00                       02/15/06                          231,833
        737,597              9.00                       02/15/10                          795,245
        710,845              7.50                       01/15/23                          729,057
        153,476              7.50                       04/15/23                          157,408
        134,544              7.50                       05/15/23                          137,991
        685,072              7.00                       07/15/23                          690,848
        103,932              7.00                       07/15/23                          104,808
        254,393              7.00                       08/15/23                          256,537
        532,123              7.00                       08/15/23                          536,609
        255,536              7.50                       08/15/23                          262,083
        213,908              7.00                       09/15/23                          215,711
        325,641              7.00                       09/15/23                          328,387
        358,388              7.00                       10/15/23                          361,409
        211,500              7.00                       10/15/23                          213,283
        316,425              7.00                       11/15/23                          319,093
        481,311              7.50                       12/15/23                          493,642
        257,886              7.50                       12/15/23                          264,733
Morgan Stanley Capital Commercial Mortgage, Inc.
 Series 1997-C1
        650,000              7.46                       05/15/06                          681,280
-------------------------------------------------------------------------------------------------
TOTAL MORTGAGE BACKED OBLIGATIONS
 (COST $16,322,630)                                                                  $ 16,481,441
-------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--9.4%
State Street Bank & Trust Euro-Time Deposit
USD  21,901,526              5.66%                      11/03/97                     $ 21,901,526
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
 (COST $21,901,526)                                                                  $ 21,901,526
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $240,614,266(B))                                                              $244,840,234
-------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND (continued)
October 31, 1997
---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which
 value exceeds cost                                                                  $  5,500,234
Gross unrealized loss for investments in which
 cost exceeds value                                                                    (1,274,266)
--------------------------------------------------------------------------------------------------
Net unrealized gain                                                                  $  4,225,968
--------------------------------------------------------------------------------------------------

(a) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
AUD = Australian    JPY = Japanese Yen
    Dollar          NZD = New Zealand Dollar
BPS = British       ESP = Spanish Peseta
    Pound Sterling  SEK = Swedish Krona
DEM = Deutschemark  USD = United States Dollar
FRF = French Franc
ITL = Italian Lira

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $2,566,026.
(c) The amount stated also represents aggregate cost for Federal income tax purposes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

----------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
---------------------------------------  ---------------------------------------


INVESTMENT OBJECTIVE
  The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, securities deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

NEW SHARE CLASSES ADDED
  On August 15, 1997, the fund added Class C, Institutional Class and Service Class shares.

MUNICIPAL BOND MARKET SHOWS SIGNS OF STRENGTH AND STABILITY
  The municipal market remained at relatively strong levels compared with the taxable market for much of the year, including four consecutive months of rallying from April through July. A typical August slowdown, some rallying in September, and mixed performance for municipals during October, capped off a year that saw overall municipal prices rise. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) increased, while yields fell from 5.30% on October 31, 1996 to 4.98% on October 31, 1997.
  New issue supply increased during 1997 vs. 1996, up a solid 5% through October, versus the first ten months of 1996. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion). Spikes in new issue supply to $21.9 billion in June and $20.6 billion in September were approximately 50% greater than the monthly average for the rest of 1997, and contributed significantly to the year's overall supply increase. Heavy June and July coupon and principal payments flooded the market with enough reinvestment cash to absorb most of the new issue supply during the summer, but heavy fall supply has weakened the municipal market relative to treasuries.
  Demand from individual investors, who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment, continued to dominate the market, though municipal rates below the psychologically key 6% level may have discouraged some investors. The budget bill, passed in August, was favorable to municipals both on the demand side--an exemption allowing corporations with outstanding debt to invest in the municipal market was left intact--as well as on the supply side, where restrictions on the amount that private universities can issue were loosened.

MUNICIPAL BOND YIELD CURVE

                                    [GRAPH]


                                      10/31/97        10/31/96

                        1998            3.70%           3.90%
                        1999            3.85            4.15
                        2000            3.95            4.30
                        2001            4.05            4.40
                        2002            4.15            4.50
                        2003            4.25            4.60
                        2004            4.35            4.70
                        2005            4.45            4.80
                        2006            4.50            4.90
                        2007            4.55            5.00
                        2008            4.65            5.10
                        2009            4.75            5.20
                        2010            4.85            5.25
                        2011            4.93            5.30
                        2012            4.98            5.35
                        2013            5.03            5.40
                        2014            5.08            5.40
                        2015            5.13            5.45
                        2016            5.15            5.45
                        2017            5.15            5.45
                        2018            5.18            5.50
                        2019            5.18            5.50
                        2020            5.20            5.50
                        2021            5.20            5.50
                        2022            5.20            5.50
                        2023            5.20            5.50
                        2024            5.20            5.50
                        2025            5.23            5.50
                        2026            5.23            5.50
                        2027            5.23            5.50


The yield curve experienced a downward parallel shift in contrast to one year ago.
Source: Municipal Market Data

PERFORMANCE REVIEW: POSITIVE PERFORMANCE RELATIVE TO PEERS
  We are pleased to report that the fund's Class A and B shares outperformed most of their peers, for the one-year period ended October 31, 1997. Class A shares ranked in the top 10% of general municipal debt funds (22 out of 231) based on total return, according to Lipper

---------------------------------------  ---------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND (continued)
---------------------------------------  ---------------------------------------
Analytical Services, Inc. The fund's Class B shares ranked in the top one-third of all general municipal debt funds for the period (73 out of 231). Class C, Institutional and Service shares did not exist for the entire period and were not ranked by Lipper. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
  The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using municipal and Treasury futures contracts to manage sector allocation and duration.

 .The ratio of credit upgrades to credit downgrades in the municipal market increased during the year, reflected in a tightening of spreads between higher- and lower-rated securities. We have maintained a "credit-barbell" in the portfolio, emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve, as we do not feel there is adequate compensation in more volatile, lower-quality, long-term bonds. The portfolio's concentration of lower quality--though still investment-grade--bonds is on the less volatile, short end of the yield curve in the four- to 10-year maturity range. This strategy is intended to allow us to extract extra yield from the shorter end of the market while maintaining higher quality on the more interest-rate-sensitive long end of the market. We regularly adjusted the credit and term structure in seeking to take advantage of changing market conditions.

 .During the period, we employed several strategies using municipal and/or treasury futures contracts. These trades are designed to exploit relative pricing discrepancies between different markets, and are not designed to incur additional interest rate risk. The fund stood at a 100% municipal bond weighting at the end of the reporting period, indicating attractive opportunities across the entire length of the municipal yield curve. Also, we were able to take advantage of the municipal market's tendency to overvalue callable discount bonds

PERFORMANCE SUMMARY

                              CLASS A     CLASS B    CLASS C*  INSTITUTIONAL*  SERVICE*
                            (10/31/96 - (10/31/96 - (8/15/97 -   (8/15/97 -   (8/15/97 -
                             10/31/97)   10/31/97)  10/31/97)     10/31/97)   10/31/97)
                            ----------- ----------- ---------- -------------- ----------
  Total Return (based on
   net asset value)             9.23%       8.48%       1.75%        2.10%        1.93%
    Return From Monthly
     Distributions              4.81%       4.16%       0.81%        1.02%        0.91%
    Return From Price
     Appreciation               4.42%       4.32%       0.94%        1.08%        1.02%
  Lehman Brothers 15-Year
   Municipal Bond Index         9.62%       9.62%       1.94%        1.94%        1.94%
  NAV (as of 10/31/97)        $14.99      $15.00      $14.99       $15.00       $14.99
  NAV Change                  +$0.62      +$0.63      +$0.14       +$0.16       +$0.15
  Total Distributions Paid
   Per Share+                  $0.68       $0.56       $0.12        $0.15        $0.14


* New share class opened during the period. Performance and NAV change are cumulative from inception date.
+ Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by a bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency, and an investment in a Fund involves risk, including possible loss of principal. All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in a Fund will fluctuate and, therefore, an investor's shares when redeemed, may be worth more or less than their original cost. The Fund may invest up to 20% in private activity bonds the interest from which is subject to the alternative minimum tax (AMT).
                                         ---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
and undervalue callable par or premium bonds by strategically trading between the two.
  The fund's performance also benefited from our extensive credit analysis. Our research helped identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential. One "story" bond in the portfolio is the Cleveland-Cuyahoga County Port Authority bonds for the Rock 'n Roll Hall of Fame. Rated BBB by Fitch Investors Service, L.P., our research analysis conservatively indicated that the anticipated combination of admission receipts, sponsorship fees, and a county-wide hotel tax (benefiting from the overall emergence of downtown Cleveland as a tourist destination), as well as an additional debt service reserve, would make this an attractive addition to the portfolio. As of October 31, 1997, the Fund owned approximately 0.9% of the outstanding issue.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES:EMPHASIS ON REVENUE BONDS

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                 [PIE CHART]

Insured Revenue Bonds           45.3%
Revenue Bonds                   28.6%
Insured General Obligations     15.7%
General Obligations              6.6%
Variable Rate Demand Notes       3.8%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 73.9% position in a combination of insured and uninsured revenue bonds, overweight compared with the Index (55.8%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 . General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were reduced to 22.3% of the portfolio from 29.8% one year ago, and is underweighted relative to the Index (43.4%).

 . Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. VRDNs fell to 3.8% from 7.6% of the portfolio one year ago. The Index has no VRDNs.

 . Credit Quality. As of October 31, 69.6% of the fund was invested in triple-A-rated securities, down slightly from 70.5% one year ago. Double-A-securities were basically unchanged, to 9.0% from 9.3%, while single-A-rated securities were increased to 9.9% from 1.8%. We continued to maintain a position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 11.5% of the portfolio, down from 18.4%. We used extensive credit research to identify specific securities that offered unique value within the universe of triple-B-rated securities, but still were believed to be of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and provide greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND (continued)
---------------------------------------  ---------------------------------------

MARKET OUTLOOK
  Our long-term outlook for municipal bonds is essentially bullish. With municipals escaping unscathed from the federal budget accord, we do not see any near-term fundamental problems for tax-exempts, and are left with technical forces as the key driver in relative market performance. The recent cheapening of the market was more related to the heavy seasonal new issue supply and weaker demand than from the global volatility that affected the taxable sectors; we do not feel that municipals are at risk to cheapen much more. In anticipation of near-term outperformance, we feel that municipals are attractive enough to warrant an allocation from investors who do not currently benefit from tax-exempt income.
  We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.

Sincerely,


/s/ Benjamin S. Thompson
Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale
Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 28, 1997

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the appropriate redemption fee and no redemption fee for the Class B and Class C shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                Class A Shares (a)   Class A Shares (a)  Lehman 15 - Year Muni
                (No Sales Charge)   (W/Sales Charge)              Index

8/1/93                10000               9550                    10000
10/31/93              10455               9984                    10385
10/31/94              9878                9434                     9860
10/31/95              11241              10735                    11414
10/31/96              11933              11395                    12100
10/31/97              13034              12447                    13264

                 Class B Shares        Class B Shares     Lehman 15 - Year Muni
             (w/out redempt charge)  (w/redempt. charge)           Index

5/1/96               10000                  10000                    10000
10/31/96             10440                  10440                    10480
10/31/97             11325                  10925                    11489


                  Class C Shares       Class C Shares     Lehman 15 - Year Muni
             (w/out redempt. charge) (w/redempt. charge)           Index

8/15/97              10000                  10000                  10000
10/31/97             10175                  10075                  10194

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
October 31, 1997
--------------------------------------------------------------------------------

             Institutional Shares   Lehman 15 - Year Muni Index

8/15/97              10000                  10000
10/31/97             10210                  10194

                Service Shares      Lehman 15 - Year Muni Index

8/15/97              10000                  10000
10/31/97             10193                  10194

                                        ------------------------

                                           Average Annual Total
                                                  Return
                                        ------------------------
                                                       Since
                                           One Year Inception(b)
          Class A Shares, excluding sales
           charge                           9.23%      6.18%
              --------------------------------------------------
          Class A Shares, including sales
           charge                           2.98%      5.12%
              --------------------------------------------------
          Class B Shares, excluding
           redemption charge                8.48%      8.63%
              --------------------------------------------------
          Class B Shares, including
           redemption charge                3.69%      4.63%
              --------------------------------------------------
          Class C Shares, excluding
           redemption charge                 N/A       1.75%(c)
              --------------------------------------------------
          Class C Shares, including
           redemption charge                 N/A       0.75%(c)
              --------------------------------------------------
          Institutional Shares               N/A       2.10%(c)
              --------------------------------------------------
          Service Shares                     N/A       1.93%(c)

(a) For comparative purposes, Class A, Class C, Institutional and Service shares initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.
(b) Class A, Class B, Class C, Institutional and Service commenced operations July 20, 1993, May 1, 1996, August 15, 1997, August 15, 1997 and August 15,
    1997, respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since Class C, Institutional and Service had not completed a full twelve months of operations.

---------------------------------------  ---------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity
   Amount                 Rate                           Date                            Value
-------------------------------------------------------------------------------------------------
 DEBT OBLIGATIONS--97.4%
 ARIZONA--6.9%
 Maricopa County MFH IDA (A)
 $1,795,000               5.85%                        01/01/08                       $ 1,898,966
 Maricopa County Unifed School District No. 41 GO (FSA) (AAA)
  2,500,000               6.25                         07/01/15                         2,711,475
-------------------------------------------------------------------------------------------------
                                                                                      $ 4,610,441
-------------------------------------------------------------------------------------------------
 CONNECTICUT--3.3%
 Mashantucket Western Pequot Tribe RB (BBB/Baa)
 $2,000,000               6.50%                        09/01/05                       $ 2,205,900
-------------------------------------------------------------------------------------------------
 FLORIDA--6.2%
 Escambia County Housing Authority, Single Family Multi-County Progress
  (FNMA/GNMA) (Aaa)
 $1,390,000               6.80%                        10/01/15                       $ 1,509,290
 Santa Rosa Bay Bridge Authority RB (BBB-)
  2,500,000               6.25                         07/01/28                         2,611,425
-------------------------------------------------------------------------------------------------
                                                                                      $ 4,120,715
-------------------------------------------------------------------------------------------------
 HAWAII--3.3%
 Hawaii GO Bond Series CA (FGIC) (AAA)
 $2,000,000               6.00%                        01/01/09                       $ 2,193,700
-------------------------------------------------------------------------------------------------
 ILLINOIS--9.6%
 Chicago Midway Airport RB (MBIA) (AAA/Aaa)
 $2,500,000               5.50%                        01/01/10                       $ 2,598,225
 Lake County Unified School District No. 116 GO (FSA)(AAA)
  1,000,000               7.60                         02/01/13                         1,264,960
  2,000,000               7.60                         02/01/14                         2,552,660
-------------------------------------------------------------------------------------------------
                                                                                      $ 6,415,845
-------------------------------------------------------------------------------------------------
 INDIANA--6.4%
 Indiana Bond Bank for Hendricks County RB (AA-)
 $1,420,000               6.00%                        02/01/12                       $ 1,505,399
 Indiana Transportation Airport Series A RB (AAA/Aaa)
  2,500,000               6.00                         11/01/11                         2,743,625
-------------------------------------------------------------------------------------------------
                                                                                      $ 4,249,024
-------------------------------------------------------------------------------------------------
 KENTUCKY--1.6%
 Nelson County Industrial Building Mabex Universal Corp. Project (AMT)
  (A3)
 $1,000,000               6.50%                        04/01/05                       $ 1,088,640
-------------------------------------------------------------------------------------------------

 Principal              Interest                       Maturity
   Amount                 Rate                           Date                            Value
-------------------------------------------------------------------------------------------------
 DEBT OBLIGATIONS (CONTINUED)
 LOUISIANA--3.2%
 Orleans Levee District Improvement Bonds (AAA/Aaa)
 $2,000,000               5.95%                        11/01/15                       $ 2,125,940
-------------------------------------------------------------------------------------------------
 MAINE--1.1%
 Maine Educational Loan Authority RB Series A-1 (AMT) (Aaa)(a)
 $  675,000               6.80%                        12/01/07                       $   734,029
-------------------------------------------------------------------------------------------------
 MASSACHUSETTS--1.5%
 Massachusetts Bay Transportation Authority General Transportation System
  Bonds Series A (A+/A1)
 $1,000,000               5.63%                        03/01/26                       $ 1,019,460
-------------------------------------------------------------------------------------------------
 MICHIGAN--1.5%
 Detroit Self Insurance Series A (BBB-)
 $1,000,000               5.60%                        05/01/01                       $ 1,027,990
-------------------------------------------------------------------------------------------------
 MISSOURI--3.2%
 St. Louis Municipal Finance Leasehold RB Series A (A/Aa3)
 $2,100,000               5.30%                        07/15/02                       $ 2,170,287
-------------------------------------------------------------------------------------------------
 NEVADA--2.9%
 Washoe County GO (MBIA) (AAA/Aaa)
 $2,000,000               5.00%                        06/01/17                       $ 1,939,100
-------------------------------------------------------------------------------------------------
 NEW MEXICO--5.0%
 Santa Fe County Correctional System RB (AAA/Aaa)
 $3,000,000               6.00%                        02/01/27                       $ 3,311,100
-------------------------------------------------------------------------------------------------
 NEW YORK--4.5%
 New York City Municipal Water Finance Authority Series B (MBIA) (AAA/Aaa)
 $3,000,000               5.50%                        06/15/27                       $ 3,015,210
-------------------------------------------------------------------------------------------------
 NORTH DAKOTA--3.2%
 Mercer County PCRB for Basin Electric & Power 2nd Series (AMBAC) (AAA/Aaa)
 $2,000,000               6.05%                        01/01/19                       $ 2,125,920
-------------------------------------------------------------------------------------------------
 OHIO--2.4%
 Butler County Transportation Improvement District Series 1997-A (FSA)
  (AAA/Aaa)(b)
 $1,000,000               5.13%                        04/01/17                       $   972,900
 Cleveland-Cuyahoga County Port Authority Bonds for Rock & Roll Hall of
  Fame RB
    600,000               5.45                         12/01/05                           610,236
-------------------------------------------------------------------------------------------------
                                                                                      $ 1,583,136
-------------------------------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND (continued)
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity
   Amount                 Rate                           Date                            Value
-------------------------------------------------------------------------------------------------
 DEBT OBLIGATIONS (CONTINUED)
 OKLAHOMA--3.6%
 Holdenville IDA RB (BBB/Baa)
 $1,245,000               5.95%                        07/01/02                       $ 1,305,619
 Tulsa County Public Facilities RB (A-)
  1,000,000               6.60                         11/01/08                         1,100,580
-------------------------------------------------------------------------------------------------
                                                                                      $ 2,406,199
-------------------------------------------------------------------------------------------------
 RHODE ISLAND--4.6%
 Rhode Island Clean Water Finance Authority Waste Water Treatment System
  Bonds (MBIA) (AAA/Aaa)
 $3,000,000               5.80%                        09/01/22                       $ 3,055,140
-------------------------------------------------------------------------------------------------
 TENNESSEE--6.0%
 McMinnville Housing Authority RB (A2)
 $1,510,000               6.00%                        10/01/09                       $ 1,578,599
 Metropolitian Government of Nashville and Davidson County GO Refunding
  Bonds (AA/Aa2)
  2,500,000               5.13                         05/15/25                         2,430,300
-------------------------------------------------------------------------------------------------
                                                                                      $ 4,008,899
-------------------------------------------------------------------------------------------------
 TEXAS--9.4%
 East Texas Criminal Justice Facilities Financing Corp. RB (AMBAC)
  (AAA/Aaa)
 $2,000,000               5.75%                        11/01/09                       $ 2,112,820
 Lago Vista Independent School District Refunding Bonds Series 1997 (Aaa)
  1,000,000               5.50                         08/15/27                         1,003,910
 Tarrant County Health Facilities Development Corp. RB (MBIA) (AAA/Aaa)
  3,000,000               5.75                         02/15/15                         3,193,200
-------------------------------------------------------------------------------------------------
                                                                                      $ 6,309,930
-------------------------------------------------------------------------------------------------
 WASHINGTON--8.0%
 Chelan County Public Utility RB (MBIA) (AAA/Aaa)
 $2,500,000               6.35%                        07/01/28                       $ 2,713,650
 Washington State Public Power Supply System RB Series A (AMBAC) (AAA/Aaa)
  2,500,000               5.70                         07/01/11                         2,604,175
-------------------------------------------------------------------------------------------------
                                                                                      $ 5,317,825
-------------------------------------------------------------------------------------------------
 TOTAL DEBT OBLIGATIONS
  (COST $62,618,455)                                                                  $65,034,430
-------------------------------------------------------------------------------------------------

 Principal              Interest                       Maturity
   Amount                 Rate                           Date                            Value
-------------------------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS--4.5%
 CALIFORNIA--3.3%
 California GO Bond Series 23 (VMIG1)(c)
 $2,200,000               5.25%                        11/01/97                       $ 2,200,000
-------------------------------------------------------------------------------------------------
 GEORGIA--0.2%
 Monroe County Development Authority PCRB (A2)(c)
 $  100,000               3.20%                        11/01/97                       $   100,000
-------------------------------------------------------------------------------------------------
 NEVADA--0.4%
 Clark County Industrial Development Revenue, Cogeneration Associates
  Project I (VMIG1)(c)
 $  300,000               3.70%                        11/01/97                       $   300,000
-------------------------------------------------------------------------------------------------
 TOTAL SHORT-TERM OBLIGATIONS (COST $2,600,000)                                       $ 2,600,000
-------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $65,218,455)(D)                                                               $67,634,430
-------------------------------------------------------------------------------------------------

Futures contract open at October 31, 1997:

                                  Number of
                                  Contracts            Settlement           Unrealized
           Type                   (Short)(e)             Month                 Gain
---------------------------       ----------           ----------           ----------
U.S. 20 Year Long Term Bond          (27)              March 1998            $23,625
--------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION:

Gross unrealized
 gain for
 investments in
 which value
 exceeds cost     $2,417,645
Gross unrealized
 loss for
 investments in
 which cost
 exceeds value        (1,670)
-----------------------------
Net unrealized
 gain             $2,415,975
-----------------------------

(a) Portion of this security is segregated for a when-issued security and an open futures contract.
(b) When-issued security.
(c) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
(d) The amount stated also represents aggregate cost for federal income tax purposes.
(e) Each U.S. 20 Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $2,700,000 and $3,191,063, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
INVESTMENT ABBREVIATIONS:
AMBAC--Insured by American Municipal Bond Assurance Corp.
AMT--Alternative Minimum Tax
FGIC--Insured by Financial Guaranty Insurance Co.
FNMA--Insured by Federal National Mortgage Association
FSA--Financial Security Assurance Co.
GNMA--Insured by Government National Mortgage Association
GO--General Obligation
IDA--Industrial Development Authority
MBIA--Insured by Municipal Bond Investors Assurance
MFH--Multi-Family Housing
PCRB--Pollution Control Revenue Bond
RB--Revenue Bond
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS HIGH YIELD FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

  On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs High Yield Fund. In the future, we will be sending you annual and semiannual reports that describe the fund's performance, as well as information regarding specific holdings. This annual report covers the abbreviated period from August 1, 1997, when the fund's Class A, B, Institutional and Service shares began operations, through October 31, 1997. (The fund's Class C shares were added on August 15, 1997.)

INVESTMENT OBJECTIVE
  The Goldman Sachs High Yield Fund seeks to provide shareholders with a high level of current income and secondarily, capital appreciation. Under normal conditions, at least 65% of the portfolio's total assets will be invested in high-yield, fixed income securities rated, at the time of investment, below investment grade. The fund may invest in all types of fixed income securities, including senior and subordinated debt obligations, convertible and nonconvertible corporate debt obligations, and preferred stock. Under normal interest rate conditions, the fund's duration is expected to be equal to that of the fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years.

INVESTMENT STRATEGY AND APPROACH
  Our investment process employs a combination of bottom-up company research and fundamental economic analysis. Bottom-up research is critical to identify attractive investments in the high-yield market, since market values of individual securities tend to reflect developments within a company to a greater extent than higher rated corporate debt. To determine a company's creditworthiness, we conduct an in-depth analysis of each issue considered for the fund. Among the factors we evaluate are a company's competitive position, the strength of its balance sheet and its ability to generate ample cash flow to service its debt. We then diversify the portfolio among different sectors and industries on a global basis in an effort to reduce overall portfolio risk.

THE HIGH YIELD MARKET FARED WELL RELATIVE TO OTHER ASSET CLASSES
  During the period under review, the high-yield market benefited from favorable economic conditions. Buoyant economic activity enabled many companies to achieve strong growth in cash flows and earnings, which in turn kept default rates extremely low relative to historical averages. As a result, the spread, or difference in yield, between high-yield bonds and similar-duration Treasuries was very tight during most of the period. During October, however, the high-yield market came under pressure when the financial crisis in Southeast Asia impacted U.S. markets. Though the yield spread widened sharply as a result, the high-yield sector proved to be resilient--high-yield bonds weathered the market turbulence very well relative to other asset classes. For the period under review, the Lehman Brothers High Yield Bond Index returned 1.84%, outperforming the U.S. equity market's -3.76% return (as measured by the S&P 500 stock index) and modestly trailing the 2.07% return of the broad Lehman Brothers Aggregate Bond Index.

PERFORMANCE REVIEW
  From its inception on August 1, 1997 through October 31, 1997, the fund underperformed its benchmark due to the weak performance of its investments in emerging market debt. Though this sector represented only a small portion of the portfolio (7.0% as of October 31) and the majority of the allocation was to Latin American securities, it nonetheless proved to be a drag on performance when the turmoil in Southeast Asian markets spread across all regions. However, investors should remember that a period of only three months is obviously too short a time frame to measure performance meaningfully.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

PORTFOLIO COMPOSITION
  As of October 31, the portfolio was well diversified with 129 issues. We maintained this relatively broad allocation because of low credit differentials among sectors and individual issues. In addition, demand has outstripped the supply of bonds issued by industrial companies, which has made it difficult to build up sizable positions in individual issues at attractive levels.
  The fund's largest holding as of the end of the period was PRINTPACK, INC., a packaging manufacturer with strong market positions in nearly all of the niches it serves. Printpack has had difficulties integrating its acquisition of James River's flexible packaging operations, but once completed, the merger is expected to provide substantial opportunities for cost savings and help to deleverage the company. Other significant positions were INTERTEK, a global testing company, and ALLIED WASTE INDUSTRIES, INC., a solid waste management company.
  We also invested in bonds issued by several non-U.S. companies that offered attractive risk-adjusted returns relative to U.S. debt. For example, as of the end of the period, our fourth-largest holding was Germany-based GEBERIT INTERNATIONAL, one of the largest suppliers of plumbing-based sanitary systems. Geberit has operations throughout Europe, and is well positioned to benefit from the ongoing home improvement trend.

CREDIT QUALITY
  As of October 31, the portfolio primarily consisted of single-B-rated and double-B-rated securities (82.7% and 13.1%, respectively). The remainder of the fund was invested in triple-C-rated securities (2.6%), triple-B-rated securities (0.4%) and repurchase agreements/cash equivalents (1.2%).

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                  [PIE CHART]

U.S. High-Yield Corporates             84.2%
Foreign Debt                            7.6%
Other Foreign Debt (Emerging Markets)   7.0%
Repos/Cash Equivalents                  1.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

PERFORMANCE SUMMARY**

                             CLASS A   CLASS B   CLASS C   INSTITUTIONAL  SERVICE
                            (8/1/97 - (8/1/97 - (8/15/97 -   (8/1/97 -   (8/1/97 -
                            10/31/97) 10/31/97) 10/31/97)    10/31/97)   10/31/97)
                            --------- --------- ---------- ------------- ---------
  Total Return (based on
   net asset value [NAV])      1.50%     1.31%     1.46%        1.58%       1.46%
    Return From Monthly
     Distributions             1.80%     1.61%     1.46%        1.88%       1.76%
    Return From Price
     Depreciation             -0.30%    -0.30%     0.00%       -0.30%      -0.30%
  Total Return of Lehman
   Brothers High Yield
   Bond Index                  1.84%     1.84%     2.07%        1.84%       1.84%
  NAV (as of 10/31/97)       $9.97     $9.97     $9.97        $9.97       $9.97
  NAV Change                -$0.03    -$0.03     $0.00       -$0.03      -$0.03
  Total Distributions Paid
   Per Share+                $0.18     $0.16     $0.15        $0.19       $0.18


**
 Performance and NAV change are cumulative from each class's inception date. +The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

The fund invests primarily in high-yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities. All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in the fund will fluctuate, and therefore an investor's shares when redeemed may be worth more or less than their original cost. Goldman, Sachs & Co., the distributor of the fund, is not a bank, and fund shares distributed by Goldman, Sachs & Co. are not deposits or obligations of, or endorsed or guaranteed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal
Reserve Board or any other government agency.
                                         ---------------------------------------
---------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS HIGH YIELD FUND (continued)
---------------------------------------  ---------------------------------------


TOP 10 HOLDINGS AS OF OCTOBER 31, 1997

                            CORPORATE  PERCENTAGE OF
COMPANY (LINE OF BUSINESS)   RATING   TOTAL NET ASSETS
----------------            --------- ----------------
Printpack, Inc.                 BB          2.4%
 Packaging
Intertek Finance                BB-         2.3
 PIC
 Financial
 Services
Geberit                         BB          2.1
 International
 Building
 Products
Tekni-Plex Inc.                 B+          1.6
 Packaging
Jitney-Jungle                   B+          1.6
 Stores of
 America, Inc.
 Grocery
International                   B+          1.6
 Wire Group
 Manufacturing
ITC Deltacom,                   B+          1.6
 Inc.
 Telecommunications
Newport News                    BB          1.5
 Shipbuilding
 Inc.
 Defense
Viasystems, Inc.                B-          1.5
Fresenius                       BB          1.5
 Medical Care
 Healthcare

MARKET OUTLOOK
  We continue to have a positive view of the high-yield market, which we expect to benefit from continued strength in mergers and acquisition activity as well as other favorable fundamental factors. In addition, in the wake of the October market turmoil, there is greater credit differential within the high-yield market than in previous months. As bonds with attractive upside potential become more readily available, we intend to trim the number of portfolio holdings to concentrate on fewer issues. Finally, we believe that fundamentals remain sound in most of the emerging markets in which the fund has invested. Given a period of recovery and stability in global equity markets, we expect yield spreads in the sector to recover from their recent slide.

Sincerely,


/s/ Andrew R. Jessop

Andrew R. Jessop

/s/ Michael L. Pasternak

Michael L. Pasternak


/s/ Richard H. Buckholz
Richard H. Buckholz

Portfolio Managers
Goldman Sachs High Yield Fund
November 28, 1997

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS HIGH YIELD FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs High Yield Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares and the appropriate redemption fee and no redemption fee for the Class B and Class C shares) is compared with its benchmark--the Lehman High Yield Bond Index. All performance data shown represents past performance and should not be considered indicative future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


             Class A Shares      Class A Shares       Lehman High Yield Bond
           (No Sales Charge)    (W/Sales Charge)               Index

8/1/97           10000                9550                     10000
10/31/97         10150                9693                     10184

              Class B Shares          Class B Shares    Lehman High Yield Bond
          (w/out redempt. charge)  (w/redempt. charge)           Index

8/1/97           10000                     10000               10000
10/31/97         10131                      9631               10184

              Class C Shares          Class C Shares    Lehman High Yield Bond
          (w/out redempt. charge)  (w/redempt. charge)          Index


8/15/97          10000                     10000               10000
10/31/97         10146                     10046               10207

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Trust
--------------------------------------------------------------------------------
GOLDMAN SACHS HIGH YIELD FUND (continued)
October 31, 1997
--------------------------------------------------------------------------------


        Institutional Shares            Lehman High Yield Bond Index

8/1/97          10000                               10000
10/31/97        10158                               10184


           Service Shares               Lehman Gov't/MBS Index

8/1/97          10000                               10000
10/31/97        10146                               10184

                                        -----------------------

                                           Average Annual Total
                                                  Return
                                        -------------------------
                                                       Since
                                           One Year Inception(a)
          Class A Shares, excluding sales
           charge                            N/A        1.50% (b)
              ---------------------------------------------------
          Class A Shares, including sales
           charge                            N/A       (2.32%)(b)
              ---------------------------------------------------
          Class B Shares, excluding
           redemption charge                 N/A        1.31% (b)
              ---------------------------------------------------
          Class B Shares, including
           redemption charge                 N/A       (3.64%)(b)
              ---------------------------------------------------
          Class C Shares, excluding
           redemption charge                 N/A        1.46% (b)
              ---------------------------------------------------
          Class C Shares, including
           redemption charge                 N/A        0.46% (b)
              ---------------------------------------------------
          Institutional Shares               N/A        1.58% (b)
              ---------------------------------------------------
          Service Shares                     N/A        1.46% (b)

(a) The Fund commenced operations on August 1, 1997 except for Class C which commenced on August 15, 1997.
(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Fund has not completed a full twelve months of operations.

--------------------------------------  ---------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS HIGH YIELD FUND
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity
   Amount                 Rate                           Date                        Value
----------------------------------------------------------------------------------------------
CORPORATE BONDS--80.8%
Adelphia Communications Co.(d)
$  3,000,000                 9.25%                     10/01/02                   $  2,985,000
Advanced Accessory Systems(d)
   2,000,000                 9.75                      10/01/07                      1,965,000
Allied Waste Industries, Inc.(d)
   7,000,000           0.00/11.30(a)                   06/01/07                      4,760,000
Allied Waste North America
   2,000,000                10.25                      12/01/06                      2,170,020
Ameriserv Food Distributors
   3,000,000                 8.88                      10/15/06                      3,000,000
Amtrol, Inc.
   3,000,000                10.63                      12/31/06                      3,060,000
Anker Coal Group, Inc.(d)
   2,000,000                 9.75                      10/01/07                      2,015,000
Argo-tech Corp.(d)
   5,000,000                 8.62                      10/01/07                      4,975,000
Aurora Foods, Inc.
   3,750,000                 9.88                      02/15/07                      3,862,500
Axiohm Transaction Solutions(d)
   3,000,000                 9.75                      10/01/07                      3,045,000
B&G Foods, Inc.(d)
   4,000,000                 9.63                      08/01/07                      4,020,000
Benton Oil & Gas Co.(b)
   4,000,000                 9.38                      11/01/07                      3,990,000
Brooks Fiber Properties, Inc.
  $3,000,000           0.00/11.87(a)                   11/01/06                      2,340,000
Burke Industries, Inc.(d)
   2,000,000                10.00                      08/15/07                      2,070,000
Cabot Safety Acquisition Corp.
   2,000,000                12.50                      07/15/05                      2,260,000
Cellnet Data Systems, Inc.(d)
   3,000,000           0.00/14.00(a)                   10/01/07                      1,500,000
Central European Media Enterprises
   2,000,000                 9.38                      08/15/04                      1,960,000
Colt Telecom
   5,500,000           0.00/12.00(a)                   12/15/06                      4,097,500
Communications Instruments, Inc.(d)
   3,500,000                10.00                      09/15/04                      3,517,500
Cross Timbers Oil Co.
   2,750,000                 8.75                      11/01/09                      2,746,563

 Principal             Interest                       Maturity
  Amount                 Rate                           Date                        Value
---------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Decisionone Holdings Corp.
$ 2,000,000                 9.75%                     08/01/07                   $  2,060,000
  4,500,000           0.00/11.50(a)                   08/01/08                      2,902,500
Delta Mills, Inc.(d)
  3,000,000                 9.63                      09/01/07                      3,030,000
Doskocil Manufacturing(d)
  2,000,000                10.13                      09/15/07                      2,060,000
Econophone, Inc.(d)
  2,000,000                13.50                      07/15/07                      2,190,000
Falcon Building Products, Inc.
  2,000,000           0.00/10.50(a)                   06/15/07                      1,280,000
Fleming Companies, Inc.(d)
  3,000,000                10.50                      12/01/04                      3,120,000
Fresenius Medical Care
  5,000,000                 9.00                      12/01/06                      5,100,000
Frontiervision Holdings LP(d)
  2,500,000           0.00/11.87(a)                   09/15/07                      1,700,000
GCI, Inc.
  2,000,000                 9.75                      08/01/07                      2,050,000
Gensis Eldercare
  2,000,000                 9.00                      08/01/07                      1,960,000
General Chemical Corp.
  2,000,000                 9.25                      08/15/03                      2,050,000
Globalstar LP
  2,000,000                10.75                      11/01/04                      1,905,000
Graphic Controls Corp.
  2,805,000                12.00                      09/15/05                      3,120,563
Greyhound Lines, Inc.
  2,000,000                11.50                      04/15/07                      2,165,000
GST Equipment Funding, Inc.
  2,000,000                13.25                      05/01/07                      2,250,000
Hawk Corp.
  3,000,000                10.25                      12/01/03                      3,135,000
Hayes Wheels International Inc.(d)
  3,000,000                 9.13                      07/15/07                      3,090,000
Hermes Europe Railtel B.V.
  2,000,000                11.50                      08/15/07                      2,180,000
Hyperion Telecommunications
  2,000,000                12.25                      09/01/04                      2,130,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS HIGH YIELD FUND (continued)
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity
   Amount                 Rate                           Date                        Value
----------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
ICN Pharmaceutical, Inc.(d)
$  2,000,000                 9.25%                     08/15/05                   $  2,100,000
Integrated Health Services, Inc.
   5,000,000                 9.25                      01/15/08                      5,075,000
Intermedia Communications Inc(d)
   2,000,000           0.00/11.25(a)                   07/15/07                      1,315,000
   2,250,000                 8.88                      11/01/07                      2,199,375
International Wire Group
   5,000,000                11.75                      06/01/05                      5,440,625
Intertek Finance PLC
   7,500,000                10.25                      11/01/06                      7,800,000
Iridium LLC
   3,000,000                11.25                      07/15/05                      2,835,000
ISP Holdings, Inc.
   4,000,000                 9.75                      02/15/02                      4,230,000
ITC Deltacom, Inc.(d)
   5,000,000                11.00                      06/01/07                      5,300,000
James Cable Partners(d)
   2,000,000                10.75                      08/15/04                      2,090,000
Jitney-Jungle Stores America(d)
   3,000,000                12.00                      03/01/06                      3,367,500
   2,000,000                10.38                      09/15/07                      2,080,000
Johnstown American Industries, Inc.(d)
   2,000,000                11.75                      08/15/05                      2,140,000
K&F Industries, Inc.
   3,000,000                 9.25                      10/15/07                      3,015,000
Kabelmedia Holdings
   5,500,000           0.00/13.63(a)                   08/01/06                      3,987,500
Kinetic Concepts, Inc.(b)
   1,750,000                 9.63                      11/01/07                      1,750,000
Knology Holdings, Inc.
   1,750,000           0.00/11.88(a)                   10/15/07                        892,500
Microcell Telecommunications
   3,000,000           0.00/14.00(a)                   06/01/06                      1,980,000
Millicom International Cellular
   4,000,000           0.00/13.50(a)                   06/01/06                      3,000,000
Mettler Toledo, Inc.
   2,125,000                 9.75                      10/01/06                      2,385,313
Newport News Shipbuilding
   5,000,000                 9.25                      12/01/06                      5,200,000

 Principal              Interest                        Maturity
   Amount                 Rate                            Date                        Value
-----------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Nextel Communications, Inc.(d)
$  3,750,000            0.00/9.75%(a)                   08/15/04                   $  3,206,250
   1,000,000           0.00/10.65(a)                    09/15/07                        567,500
Nextlink Communications, Inc.
   2,000,000                 9.63                       10/01/07                      2,005,000
Nortek, Inc.(d)
   2,000,000                 9.88                       03/01/04                      2,030,000
   2,000,000                 9.13                       09/01/07                      2,010,000
NTL, Inc.
   1,000,000                10.00                       02/15/07                      1,042,500
Omnipoint Corp.
   1,500,000                11.63                       08/15/06                      1,560,000
Oxford Automotive, Inc.(d)
   3,000,000                10.13                       06/15/07                      3,120,000
Packard Bioscience, Inc.
   5,000,000                 9.38                       03/01/07                      5,025,000
Pathmark Stores, Inc.
   3,000,000                 9.63                       05/01/03                      2,835,000
PCI Chemicals Canada, Inc.
   4,000,000                 9.25                       10/15/07                      3,920,000
Physician Sales And Services, Inc.
   2,500,000                 8.50                       10/01/07                      2,450,000
Prime Succession, Inc.
     420,000                10.75                       08/15/04                        464,100
Printpack, Inc.
   7,500,000                10.63                       08/15/06                      7,950,000
Randalls Food Markets, Inc.(d)
   2,000,000                 9.38                       07/01/07                      2,010,000
Red Roof Inns, Inc.
   2,000,000                 9.63                       12/15/03                      2,030,000
Revlon Consumer Products Corp.
   1,500,000                10.50                       02/15/03                      1,582,500
Rogers Cantel, Inc.
   3,500,000                 8.80                       10/01/07                      3,465,000
RSL Communications Ltd.
   3,225,000                12.25                       11/15/06                      3,483,000
Rutherford Moran Oil Corp.(d)
   2,000,000                10.75                       10/01/04                      1,980,000
SD Warren Co.
   3,000,000                12.00                       12/15/04                      3,375,000

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Principal            Interest                      Maturity
   Amount                Rate                          Date                        Value
--------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Southern Foods Group LP
 $  5,000,000                9.88%                   09/01/07                   $  5,150,000
Southwest Royalties, Inc.
    1,000,000               10.50                    10/15/04                        992,500
Sovereign Specialty Chemicals(d)
    4,000,000                9.50                    08/01/07                      4,070,000
Sun World International, Inc.(d)
    1,000,000               11.25                    04/15/04                      1,072,500
Tekni-Plex, Inc.(d)
    5,000,000               11.25                    04/01/07                      5,462,500
Telesystem International Wireless(d)
    2,000,000          0.00/13.25(a)                 06/30/07                      1,200,000
Telewest PLC
    4,000,000          0.00/11.00(a)                 10/01/07                      3,000,000
United Defense Industries, Inc.(d)
    1,250,000                8.75                    11/15/07                      1,250,000
Venture Holdings Trust(d)
    3,750,000                9.50                    07/01/05                      3,684,375
Viasystems, Inc.(d)
    5,000,000                9.75                    06/01/07                      5,125,000
Williams Scotsman, Inc.(d)
    3,000,000                9.88                    06/01/07                      3,090,000
Young Broadcasting, Inc.
    5,000,000                8.75                    06/15/07                      4,850,000
--------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $273,633,612)                                      $ 273,057,684
--------------------------------------------------------------------------------------------
EMERGING MARKET DEBT--6.6%
Abril SA
  $ 1,500,000               12.00%                   10/25/03                   $  1,662,315
Acindar Industries
      670,000               11.75                    11/12/98                        694,757
Argentina Bontes
      950,000                8.75                    05/09/02                        869,250
Asia Pulp and Paper International Finance Co.
      900,000                8.53(c)                 06/28/99                        887,013
      390,000               10.25                    10/01/00                        401,111
Axa S.A de C.V.
    1,000,000                9.00                    08/04/04                        940,000

  Principal              Interest                       Maturity
   Amount                  Rate                           Date                        Value
-----------------------------------------------------------------------------------------------
EMERGING MARKET DEBT (CONTINUED)
Banco Nacional de Obras
  $   860,000                 9.63%                     11/15/03                   $    866,450
Bridas Corp.
      750,000                12.50                      06/10/03                        922,440
Groupo Iusacell S.A. de C.V.
    1,000,000                10.00                      07/15/04                      1,048,980
Grupo Industrial Durango
    2,030,000                12.63                      08/01/03                      2,355,957
Grupo Televisa
    4,250,000           0.00/13.25(a)                   05/15/08                      3,022,813
Impsa Industrias Metal
    2,000,000                 9.50                      05/31/02                      2,029,080
Indah Kiat Paper & Pulp(b)
       40,000                 8.88                      11/01/00                         38,900
Ministry of Finance Russia
    2,180,000                10.00                      06/26/07                      2,350,934
MRS Logistica S.A.(d)
      120,000                10.63                      08/15/05                        111,600
Polysindo Eka Perkasa
    1,000,000                15.45                      07/15/98                        910,200
Poland Communications, Inc.
      700,000                 9.88                      11/01/03                        705,250
Providence of Tucuman
    1,000,000                 9.45                      08/01/04                      1,007,250
Republic of Argentina
    1,000,000                 9.75                      09/19/27                        797,500
Trikem S.A.
      500,000                10.00                      05/08/98                        476,100
United Mexican States Global Bond
      300,000                11.50                      05/15/26                        373,584
-----------------------------------------------------------------------------------------------
TOTAL EMERGING MARKET DEBT (COST $22,805,541)                                      $ 22,471,484
-----------------------------------------------------------------------------------------------
FOREIGN BONDS(E)--6.7%
DEUTSCHEMARK--5.4%
Central European Media Enterprises
DEM 3,000,000                 8.13%                     08/15/04                    $ 1,653,324
Exide Holdings(d)
    8,000,000                 9.13                      04/15/04                      4,640,910

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS HIGH YIELD FUND (continued)
October 31, 1997
---------------------------------------  ---------------------------------------

  Principal               Interest                     Maturity
    Amount                  Rate                         Date                          Value
------------------------------------------------------------------------------------------------
FOREIGN BONDS (CONTINUED)
DEUTSCHEMARK (CONTINUED)
Geberit International S.A.
DEM 11,600,000             10.13%                      04/16/07                     $  7,183,548
ITT Promedia CVA
     8,000,000              9.13                       09/15/07                        4,687,319
------------------------------------------------------------------------------------------------
                                                                                    $ 18,165,101
------------------------------------------------------------------------------------------------
FRENCH FRANC--1.3%
Financiere Neopost(d)
FRF 25,000,000              5.88                       09/30/07                        4,334,070
------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
 (COST 21,956,882)                                                                  $ 22,499,171
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.1%
Joint Repurchase Agreement Account(f)
   $ 7,200,000              5.76%                      11/3/97                      $  7,200,000
------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT (COST $7,200,000)                                        $  7,200,000
------------------------------------------------------------------------------------------------
                                                       Maturity
    Shares                                               Date                          Value
------------------------------------------------------------------------------------------------
PREFERRED STOCK--1.9%
Cablevision Systems Corp. Series H, 11.75%(g)
        45,975                                         10/01/02                     $  5,218,163
Intermedia Communications, Inc. Series B, 13.50%(g)
         1,000                                         03/31/09                        1,150,000
------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
 (COST $6,399,047)                                                                  $  6,368,163
------------------------------------------------------------------------------------------------
WARRANTS--0.0%
RSL Communications Ltd., expiring July 7, 2077*
           725                                                                      $     68,875
------------------------------------------------------------------------------------------------
TOTAL WARRANTS
 (COST $36,250)                                                                     $     68,875
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $332,031,332(H))                                            $331,665,377
------------------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION:

Gross unrealized
 gain for
 investments in
 which value
 exceeds cost     $ 2,965,536
Gross unrealized
 loss for
 investments in
 which cost
 exceeds value     (3,303,595)
------------------------------
Net unrealized
 gain             $  (338,059)
------------------------------

 * Non-income producing security.
(a) These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
(b) When-issued security.
(c) Variable rate security. Coupon rate declared is that which is in effect at October 31, 1997.
(d) Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $115,599,080 as of October 31, 1997.
(e) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
 DEM=Deutsche Mark
 FRF=French Franc
(f) Portions of this security is being segregated for when-issued securities and forwards.
(g) Pay-in-kind security.
(h) The amount stated also represents aggregate cost for federal income tax purposes.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

                            GOVERNMENT     GLOBAL      MUNICIPAL      HIGH
                              INCOME       INCOME       INCOME       YIELD
                               FUND         FUND         FUND         FUND
                           ---------------------------------------------------
ASSETS:
Investments in
 securities, at value
 (cost $96,668,634,
 $240,614,266,
 $65,218,455 and
 $332,031,332)             $ 98,123,674 $244,840,234  $67,634,430 $331,665,377
Cash, at value                   36,283          --        94,347       94,291
Receivables:
 Investment securities
  sold                        8,052,214   11,752,792          --    12,169,433
 Interest                       665,287    4,225,594    1,095,616    6,052,483
 Forward foreign currency
  exchange contracts                --     1,997,772          --         3,864
 Fund shares sold             1,068,545    2,954,399      172,672    5,758,585
 Variation margin                 5,624          --           --           --
 Foreign tax withheld               --       206,286          --           --
Deferred organization
 expenses, net                    5,201          --        12,545       33,236
Other assets                    188,250       67,675      152,755      146,170
-------------------------------------------------------------------------------
 Total assets               108,145,078  266,044,752   69,162,365  355,923,439
-------------------------------------------------------------------------------
LIABILITIES:
Payables:
 Investment securities
  purchased                  27,847,701   20,519,286    1,972,669   15,735,687
 Income distribution            106,752       15,591       97,593      599,767
 Forward foreign currency
  exchange contracts                --     7,755,584          --     1,049,541
 Fund shares repurchased         44,691    5,256,750      171,019       18,476
 Management fees                 16,011      116,948       30,844      183,745
 Authorized dealer
  service fees                   43,807      113,348       38,493      156,715
 Distribution fees               15,662       96,969          455       11,312
Accrued expenses and
 other liabilities               78,620       33,276       64,941      153,940
-------------------------------------------------------------------------------
 Total Liabilities           28,153,244   33,907,752    2,376,014   17,909,183
-------------------------------------------------------------------------------
NET ASSETS:
Paid in capital              78,059,005  217,234,970   64,172,166  338,613,072
Accumulated undistributed
 (distributions in excess
 of) net investment
 income                         134,310   16,021,332       69,879     (131,443)
Accumulated net realized
 gain on investment
 transactions                   284,661    3,266,230      104,706      931,960
Accumulated net realized
 foreign currency gain
 (loss)                             --    (4,042,742)         --         3,863
Net unrealized gain
 (loss) on investments
 and futures                  1,513,858    3,116,981    2,439,600   (1,424,443)
Net unrealized gain
 (loss) on translation of
 assets and liabilities
 denominated in foreign
 currencies                         --    (3,459,771)         --        21,247
-------------------------------------------------------------------------------
 Net assets                $ 79,991,834 $232,137,000  $66,786,351 $338,014,256
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 SHARE:(A)
Class A                          $14.59       $15.10       $14.99        $9.97
Class B                          $14.61       $15.08       $15.00        $9.97
Class C                          $14.60       $15.06       $14.99        $9.97
Institutional                    $14.59       $15.09       $15.00        $9.97
Service                          $14.59       $15.09       $14.99        $9.97
-------------------------------------------------------------------------------
SHARES OUTSTANDING:
Class A                       4,717,984   11,066,854    4,305,257   32,686,166
Class B                         550,353      229,899      116,684    1,033,828
Class C                          81,888       32,914        8,681      179,625
Institutional                   129,772    4,038,267       23,435          153
Service                             105        9,985          102          153
-------------------------------------------------------------------------------
Total shares outstanding,
 $.001 par value
 (unlimited number of
 shares authorized)           5,480,102   15,377,919    4,454,159   33,899,925
-------------------------------------------------------------------------------

(a) Maximum public offering price per share (NAV per share X 1.0471) for Class
    A shares is $15.27, $15.81, $15.70 and $10.44 for Government Income, Global Income, Municipal Income, and High Yield, respectively. At redemption,
    Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust -- Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                GOVERNMENT    GLOBAL     MUNICIPAL      HIGH
                                  INCOME      INCOME       INCOME      YIELD
                                   FUND        FUND         FUND      FUND(B)
                                       -----------------------------------------
Interest(a)                     $3,706,833  $15,271,687  $3,181,789  $5,023,956
--------------------------------------------------------------------------------
  TOTAL INCOME                   3,706,833   15,271,687   3,181,789   5,023,956
--------------------------------------------------------------------------------
EXPENSES:
Management fees                    350,034    2,158,925     320,868     438,819
Authorized dealer service fees     134,563      458,477     145,949     156,715
Distribution fees                  152,194      465,887     150,412     164,257
Custodian fees                      74,488      169,209      48,385      36,261
Transfer agent fees                163,181      106,886     152,152      27,280
Professional fees                   61,189       82,286      59,477      28,781
Registration fees                   26,633       56,758      29,284     130,000
Amortization of deferred
 organization expenses              18,797           --      17,545       1,764
Trustee fees                           669        4,686       1,116         982
Other                               21,348       64,044      22,916       8,580
--------------------------------------------------------------------------------
  TOTAL EXPENSES                 1,003,096    3,567,158     948,104     993,439
  LESS--EXPENSES REIMBURSABLE
   AND FEES WAIVED BY GOLDMAN
   SACHS                          (706,060)  (1,040,703)   (443,596)   (384,387)
--------------------------------------------------------------------------------
  NET EXPENSES                     297,036    2,526,455     504,508     609,052
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME          3,409,797   12,745,232   2,677,281   4,414,904
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENT, FUTURES
 AND FOREIGN CURRENCY
 TRANSACTIONS:
Net realized gain from:
 Investment transactions           445,057    7,902,917     985,727     931,960
 Futures transactions               44,614           --     143,869          --
 Foreign currency related
  transactions                          --    5,653,361          --      62,153
Net change in unrealized gain
 (loss) on:
 Investments                     1,378,438   (1,747,881)  1,424,846  (1,424,443)
 Futures                           (15,782)          --      23,625          --
 Translation of assets and
  liabilities denominated in
  foreign currencies                    --   (2,249,013)         --      21,247
--------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENT,
   FUTURES AND FOREIGN
   CURRENCY TRANSACTIONS         1,852,327    9,559,384   2,578,067    (409,083)
--------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $5,262,124  $22,304,616  $5,255,348  $4,005,821
--------------------------------------------------------------------------------

(a) Net of $104,329 and $2,652 in foreign withholding tax for the Global Income and High Yield Funds, respectively.
(b) Commencement of operations was August 1, 1997 for all classes except Class
    C which commenced operations on August 15, 1997.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                           GOVERNMENT      GLOBAL      MUNICIPAL        HIGH
                             INCOME        INCOME        INCOME        YIELD
                              FUND          FUND          FUND        FUND(A)
                          ------------------------------------------------------
FROM OPERATIONS:
Net investment income     $  3,409,797  $ 12,745,232  $  2,677,281  $  4,414,904
Net realized gain from
 investment transactions       489,671     7,902,917     1,129,596       931,960
Net realized gain from
 foreign currency
 related transactions               --     5,653,361            --        62,153
Net change in unrealized
 gain on investments and
 futures                     1,362,656    (1,747,881)    1,448,471    (1,424,443)
Net change in unrealized
 loss on translation of
 assets and liabilities
 denominated in foreign
 currencies                         --    (2,249,013)           --        21,247
---------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations                5,262,124    22,304,616     5,255,348     4,005,821
---------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
 Class A                    (3,152,235)   (9,752,023)   (2,651,661)   (4,377,263)
 Class B                      (186,284)      (74,972)      (33,375)      (85,036)
 Class C                        (5,823)       (2,823)         (172)      (10,842)
 Institutional Class            (2,853)   (3,332,259)          (56)          (27)
 Service Class                     (20)       (5,785)          (14)          (26)
In excess of net
 investment income
 Class A                            --            --            --      (126,302)
 Class B                            --            --            --        (4,386)
 Class C                            --            --            --          (755)
 Institutional Class                --            --            --            (1)
 Service Class                      --            --            --            (1)
 Net realized gain on
  investment
  transactions                      --            --            --            --
 Class A                      (157,471)           --            --            --
 Class B                        (1,780)           --            --            --
 Class C                            --            --            --            --
 Institutional                      --            --            --            --
 Service                            --            --            --            --
---------------------------------------------------------------------------------
  Total distributions to
   shareholders             (3,506,466)  (13,167,862)   (2,685,278)   (4,604,637)
---------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales
 of shares                  69,513,073    56,787,564    21,242,873   344,880,814
Reinvestment of
 dividends and
 distributions               2,614,489     9,138,023     1,598,487     3,439,274
Cost of shares
 repurchased               (24,728,808)  (96,100,786)  (11,147,479)   (9,707,016)
---------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   share transactions       47,398,754   (30,175,199)   11,693,881   338,613,072
---------------------------------------------------------------------------------
  Total increase
   (decrease)               49,154,412   (21,038,445)   14,263,951   338,014,256
NET ASSETS:
Beginning of period         30,837,422   253,175,445    52,522,400            --
---------------------------------------------------------------------------------
End of period             $ 79,991,834  $232,137,000  $ 66,786,351  $338,014,256
---------------------------------------------------------------------------------
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income        $    134,310  $ 16,036,268  $     69,879  $   (131,443)
---------------------------------------------------------------------------------
SUMMARY OF SHARE
 TRANSACTIONS:
Shares sold                  4,877,554     3,836,511     1,451,690    34,524,040
Reinvestment of
 dividends and
 distributions                 182,774       620,219       109,016       343,632
Shares repurchased          (1,728,010)   (6,501,935)     (761,762)     (967,747)
---------------------------------------------------------------------------------
Net increase (decrease)
 in shares outstanding       3,332,318    (2,045,205)      798,944    33,899,925
---------------------------------------------------------------------------------

(a) Commencement of operations was August 1, 1997 for all classes except Class
    C which commenced operations August 15, 1997.
                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

                                  GOVERNMENT      GLOBAL      MUNICIPAL
                                    INCOME        INCOME       INCOME
                                     FUND          FUND         FUND
                                  -------------------------------------------
FROM OPERATIONS:
Net investment income             $ 1,900,328  $ 15,455,369  $ 2,420,375
Net realized gain from
 investment transactions               47,581     9,268,666    1,239,690
Net realized loss from foreign
 currency related transactions             --    (2,192,328)          --
Net change in unrealized gain
 (loss) on investments and
 futures                             (257,605)       54,149     (513,085)
Net change in unrealized loss on
 translation of assets and
 liabilities denominated in
 foreign currencies                        --     4,948,769           --
-----------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations        1,690,304    27,534,625    3,146,980
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
 Class A                           (1,898,372)  (22,455,377)  (2,418,570)
 Class B                               (3,324)       (3,052)      (1,805)
 Institutional Class                       --    (4,050,770)          --
-----------------------------------------------------------------------------
  Total distributions to
   shareholders                    (1,901,696)  (26,509,199)  (2,420,375)
-----------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales of
 shares                             8,922,548    39,747,372    6,389,765
Reinvestment of dividends and
 distributions                      1,614,587    16,968,046    1,484,778
Cost of shares repurchased         (8,990,920)  (82,019,748)  (9,875,982)
-----------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from share
   transactions                     1,546,215   (25,304,330)  (2,001,439)
-----------------------------------------------------------------------------
  Total increase (decrease)         1,334,823   (24,278,904)  (1,274,834)
NET ASSETS:
Beginning of year                  29,502,599   277,454,349   53,797,234
-----------------------------------------------------------------------------
End of year                       $30,837,422  $253,175,445  $52,522,400
-----------------------------------------------------------------------------
Accumulated undistributed net
 investment income                $    53,331  $  6,704,225  $    60,331
-----------------------------------------------------------------------------
SUMMARY OF SHARE TRANSACTIONS:
Shares sold                           624,626     2,811,314      449,496
Reinvestment of dividends and
 distributions                        112,977     1,198,568      104,201
Shares repurchased                   (628,175)   (5,784,097)    (694,794)
-----------------------------------------------------------------------------
Net increase (decrease) in
 shares outstanding                   109,428    (1,774,215)    (141,097)
-----------------------------------------------------------------------------

                                         ---------------------------------------
---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
1. ORGANIZATION
Goldman Sachs Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income), the Goldman Sachs Municipal Income Fund (Municipal Income) and the Goldman Sachs High Yield Fund (High Yield), collectively, "the Funds" or individually a "Fund." Government Income,
Municipal Income and High Yield are diversified portfolios whereas Global
Income is a non-diversified portfolio. The Funds currently offer Class A shares, Class B shares, Class C shares, Institutional shares and Service shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund's which are in conformity with those generally accepted in the investment company industry.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1997
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
  Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
The Global Income and High Yield Funds may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income and High Yield may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Option Accounting Principles
The Funds may purchase or write call and put options to hedge against changes in security prices. When call or put options are written, an amount equal to the premium received is recorded as a liability in the Statement of Assets and Liabilities which is subsequently marked-to-market to reflect the current value of the written option. Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If a closing transaction has been entered into, a gain or loss may be realized on the written or purchased option. When options expire, the premium received from a written option is treated as a realized gain while the cost of a purchased option is treated as a realized loss. If an option is exercised, the premium paid or received will be offset against the proceeds on the sale or the purchase cost of the underlying security to determine realized gains or losses. Gains and losses are reported in the Statement of Operations.
  Certain risks arise upon entering into options contracts. The risk in writing a call option is that the Fund gives up the opportunity to profit if the underlying security's market value increases beyond the exercise price and the option is exercised. The risk in writing a put option is that the Fund may realize a loss if the market price of an underlying security declines and the option is exercised. A premium must be paid for purchased options regardless of whether or not the

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
option is exercised. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

G. Futures Contracts
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Global Income and High Yield) or to seek to increase total return.
  Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes, as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of the futures contract to buy. Gains and losses are reported in the Statement of Operations.
  The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities decreasing the effectiveness of the Funds' hedging strategies potentially resulting in a loss.

H. Federal Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company tax-exempt and taxable income to its shareholders each year. Accordingly, no federal tax provisions are required.
  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
  The Municipal Income Fund, at its most recent tax year-end of December 31, had approximately the following amount of capital loss carryforward for U.S. federal tax purposes:

--------------------------------------
                             YEAR OF
FUND               AMOUNT   EXPIRATION
--------------------------------------
Municipal Income  $641,973    2004
--------------------------------------

I. Deferred Organization Expenses
Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.
  Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares.

3.  AGREEMENTS
As of May 1, 1997 each Fund's advisory and administration agreements were combined into a single management agreement encompassing the same services and fee structure. The investment adviser for Global Income changed from GSAM to GSAM International, an affiliate of GSAM.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1997
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
Under the Agreement, GSAM and GSAM International (GSAM), subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Agreement and the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .65%, .90%, .55% and .70% of average daily net assets of Government Income, Global Income, Municipal Income and High Yield Funds, respectively.
  Goldman Sachs has voluntarily agreed to limit certain of the Funds' expenses (excluding management, service, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to the Global Income and High Yield Funds, transfer agent fees) to the extent such expenses exceed .00%, .06%, .05% and .01% per annum of Government Income, Global Income, Municipal Income and High Yield Funds, respectively.
  Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the period ended October 31, 1997, Goldman Sachs retained approximately $193,000, $176,000, $57,000 and $3,194,000 of sales loads related to sales of Government Income, Global Income, Municipal Income and High Yield Funds, respectively.
  The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of each Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.
  For the year ended October 31, 1997, the Managers and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

               Waivers

                             ------------------------------ ---
                                                Reimburse-
                             Class A Reimburse-    ment
      Fund        Management  12b-1     ment    Outstanding
---------------------------------------------------------------
Government
 Income              $215     $126      $365       $ 139
Global
 Income               744       73       224          56
Municipal Income      --       144       300         113
High Yield             31      153       200         146


  The Manager and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.
  For the year ended October 31, 1997, Government Income and Municipal Income Funds incurred commissions expense of approximately $2,400 and $1,800 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1997, Goldman Sachs owes approximately $5,600 to Government Income related to variation margin on futures contracts.

4. LINE OF CREDIT FACILITY
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income and High Yield Funds participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1997, the Funds did not have any borrowings under these facilities.

5. INVESTMENT TRANSACTIONS
Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1997, were as follows:

-------------------------------------------------------------------------------
                              GOVERNMENT     GLOBAL     MUNICIPAL      HIGH
FUND                            INCOME       INCOME      INCOME       YIELD
-------------------------------------------------------------------------------
Purchases of U.S.
 Government and agency
 obligations                 $233,289,609 $141,309,917          --           --
-------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and agency
 obligations)                  17,622,785  678,102,464 $97,409,474 $439,712,607
-------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and agency
 obligations                  199,313,496  183,217,390          --           --
-------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S. Government
 and agency obligations)        5,883,622  619,012,989  88,394,031  117,559,082
-------------------------------------------------------------------------------

  At October 31, 1997, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

-----------------------------------------------------------------------------
                                            VALUE ON
            FOREIGN CURRENCY               SETTLEMENT    CURRENT   UNREALIZED
           PURCHASE CONTRACTS                 DATE        VALUE       GAIN
-----------------------------------------------------------------------------
DEUTSCHE MARK
 Expiring 01/09/98                         $ 5,646,960 $ 5,761,656  $114,696
SWEDISH KRONA
 Expiring 12/12/97                           8,268,563   8,399,403   130,840
-----------------------------------------------------------------------------
Total Foreign Currency Purchase Contracts  $13,915,523 $14,161,059  $245,536
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         VALUE ON
          FOREIGN CURRENCY              SETTLEMENT    CURRENT    UNREALIZED
           SALE CONTRACTS                  DATE        VALUE     GAIN/(LOSS)
-----------------------------------------------------------------------------
AUSTRALIAN DOLLAR Expiring 12/18/97    $  2,382,288 $  2,259,392 $   122,896
BRITISH POUND STERLING Expiring
 11/17/97                                30,871,825   32,890,869  (2,019,044)
 Expiring 01/26/98                        7,043,389    7,087,943     (44,554)
DEUTSCHE MARK Expiring 11/21/97          12,767,425   13,026,336    (258,911)
 Expiring 12/12/97                       11,185,084   11,537,531    (352,447)
FRENCH FRANC Expiring 01/23/98           18,369,370   19,024,538    (655,168)
ITALIAN LIRA Expiring 11/13/97           17,068,610   18,122,461  (1,053,851)
JAPANESE YEN Expiring 11/21/97            6,820,529    6,869,362     (48,833)
 Expiring 01/22/98                       27,706,724   27,929,410    (222,686)
NEW ZEALAND DOLLAR Expiring 12/19/97     22,897,566   22,466,145     431,421
SPANISH PESETA Expiring 12/11/97          8,628,088    9,059,096    (431,008)
-----------------------------------------------------------------------------
Total Foreign Currency Sale Contracts  $165,740,898 $170,273,083 ($4,532,185)
-----------------------------------------------------------------------------

--------------------------------------------------------------
    FOREIGN CURRENCY        PURCHASE      SALE
     CROSS CONTRACTS         CURRENT     CURRENT   UNREALIZED
     (PURCHASE/SALE)          VALUE       VALUE       LOSS
--------------------------------------------------------------
DEUTSCHE MARK/SWISS FRANC
 Expiring 11/28/97         $11,863,004 $12,029,122 $(166,118)
DEUTSCHE MARK/IRISH PUNT
 Expiring 01/08/98          11,823,233  11,972,652  (149,419)
--------------------------------------------------------------
 Total Foreign Currency
 Cross Contracts           $23,686,237 $24,001,774 $ (315,537)
--------------------------------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1997
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

  At October 31, 1997, High Yield had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

--------------------------------------------------------------------------------

                                        VALUE ON
          FOREIGN CURRENCY             SETTLEMENT    CURRENT   UNREALIZED
           SALE CONTRACTS                 DATE        VALUE       LOSS
---------------------------------------------------------------------------
DEUTSCHE MARK
 Expiring 02/17/98                     $    65,605 $    69,174     ($3,569)
 Expiring 03/16/98                         212,345     220,490      (8,145)
 Expiring 04/15/98                         726,400     761,732     (35,332)
 Expiring 08/17/98                       1,604,606   1,688,221     (83,615)
 Expiring 09/15/98                       4,756,625   4,931,914    (175,289)
 Expiring 10/15/98                      11,692,647  12,250,676    (558,029)
FRENCH FRANC
 Expiring 05/04/98                       4,362,210   4,547,772    (185,562)
---------------------------------------------------------------------------
Total Foreign Currency Sale Contracts  $23,420,438 $24,469,979 $(1,049,541)
---------------------------------------------------------------------------

  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
  At October 31, 1997, Global Income and High Yield Funds had sufficient cash and/or securities to cover any commitments under these contracts.
  Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,997,772 and $7,755,584 respectively, in the accompanying Statement of Assets and Liabilities. High Yield has recorded $3,864 and $1,049,541 respectively. Included in the Global Income "Receivable and Payable for forward foreign currency exchange contracts" are $718,874 and $1,874,502 respectively, related to forward contracts closed but not settled as of October 31, 1997. High Yield has recorded a "Receivable for forward currency exchange contracts" of $3,864, related to forward contracts closed but not settled as of October 31, 1997.

6. REPURCHASE AGREEMENTS
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

7. SERVICE PLAN
The Funds have adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

8. JOINT REPURCHASE AGREEMENT ACCOUNT
The Funds, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At October 31, 1997, Government Income and High Yield Funds had an undivided interest in the repurchase agreement in the following joint account which equaled $20,200,000 and $7,200,000, respectively in principal amount. At October 31, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

 Principal              Interest                     Maturity                        Amortized
   Amount                 Rate                         Date                            Cost
-------------------------------------------------------------------------------------------------
Bear Stearns & Co., dated October 31, 1997, repurchase price $300,144,250
 (total collateral value $309,849,518 consisting of FHLMC: 6.50%, 12/01/23;
 FNMA: 6.00%, 6/01/11; GNMA: 7.00%-8.00%, 2/15/25-10/15/27)
$300,000,000              5.77%                      11/03/97                     $   300,000,000
Lehman Brothers, Inc., dated October 31, 1997, repurchase price $241,215,728
 (total collateral value $245,922,019 consisting of FHLMC: 6.50%-10.25%,
 3/01/01-10/01/27; FNMA: 6.00%-11.25%, 11/01/01-10/01/27)
 241,100,000              5.76                       11/03/97                         241,100,000
Nomura Securities International, Inc., dated October 31, 1997, repurchase price $200,096,167 (total collateral value $204,000,900 consisting of
 FHLMC: 6.02%-7.53%, 9/25/00-8/21/07; FNMA: 6.11%-7.73%, 6/22/99-2/07/07;
 U.S. Treasury Note: 5.75%-9.00%, 5/15/98-2/15/07; U.S. Treasury Principal
 Only Stripped Security: 5/15/00)
 200,000,000              5.77                       11/03/97                         200,000,000
Nomura Securities International, Inc., dated October 31, 1997, repurchase price $100,047,500 (total collateral value $102,000,449 consisting of
 FHLMC: 6.02%-7.53%, 9/25/00-8/21/07; FNMA: 6.11%-7.73%, 6/22/99-2/07/07;
 U.S. Treasury Note: 5.75%-9.00%, 5/15/98-2/15/07; U.S. Treasury Principal
 Only Stripped Security: 5/15/00)
$100,000,000              5.70%                      11/03/97                     $   100,000,000
-------------------------------------------------------------------------------------------------
TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                          $   841,100,000
-------------------------------------------------------------------------------------------------

9. CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Government Income and Municipal Income Funds have reclassified $18,397 and $17,545, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund and the High Yield Fund have reclassified $9,739,737 and $58,290, respectively from accumulated net realized gain to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. OTHER
As of October 31, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 16% of the outstanding shares of Global Income.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1997
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
11. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended October 31, 1997 is as follows:

                         Government Income           Global Income          Municipal Income           High Yield(a)
---------------------------------------------------------------------------------------------------------------------------
                         Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
                       ---------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold             4,037,141  $57,488,835   3,015,583  $ 44,585,997  1,303,279  $19,055,213  33,312,862  $332,722,875
Reinvestment of
 dividends and
 distributions            171,093    2,446,417     467,859     6,894,169    107,716    1,579,312     337,850     3,381,418
Shares repurchased     (1,621,717) (23,201,046) (6,086,858)  (89,969,794)  (743,175) (10,871,802)   (964,546)   (9,674,791)
                       ---------------------------------------------------------------------------------------------------
                        2,586,517   36,734,206  (2,603,416)  (38,489,628)   667,820    9,762,723  32,686,166   326,429,502
                       ---------------------------------------------------------------------------------------------------
CLASS B SHARES
Shares sold               616,145    8,785,642     234,541     3,469,609    116,039    1,702,581   1,031,591    10,350,661
Reinvestment of
 dividends and
 distributions             11,108      159,730       3,715        55,069      1,286       18,970       4,944        49,476
Shares repurchased        (93,217)  (1,338,822)    (25,960)     (383,982)   (18,419)    (273,177)     (2,707)      (27,285)
                       ---------------------------------------------------------------------------------------------------
                          534,036    7,606,550     212,296     3,140,696     98,906    1,448,374   1,033,828    10,372,852
                       ---------------------------------------------------------------------------------------------------
CLASS C SHARES
Shares sold                94,585    1,365,823      39,328       589,195      8,837      132,078     179,285     1,804,260
Reinvestment of
 dividends and
 distributions                379        5,517         183         2,750         12          176         834         8,342
Shares repurchased        (13,076)    (188,940)     (6,597)      (98,680)      (168)      (2,500)       (494)       (4,940)
                       ---------------------------------------------------------------------------------------------------
                           81,888    1,182,400      32,914       493,265      8,681      129,754     179,625     1,807,662
                       ---------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold               129,579    1,871,267     520,054     7,743,275     23,434      351,500         150         1,501
Reinvestment of
 dividends and
 distributions                193        2,806     148,072     2,180,251          1           15           3            28
Shares repurchased             --           --    (365,110)   (5,385,751)        --           --          --            --
                       ---------------------------------------------------------------------------------------------------
                          129,772    1,874,073     303,016     4,537,775     23,435      351,515         153         1,529
                       ---------------------------------------------------------------------------------------------------
SERVICE SHARES
Shares sold                   104        1,506      27,005       399,488        101        1,501         152         1,517
Reinvestment of
 dividends and
 distributions                  1           19         390         5,784          1           14           1            10
Shares repurchased             --           --     (17,410)     (262,579)        --           --          --            --
                       ---------------------------------------------------------------------------------------------------
                              105        1,525       9,985       142,693        102        1,515         153         1,527
                       ---------------------------------------------------------------------------------------------------
Net increase
 (decrease)             3,332,318  $47,398,754  (2,045,205) $(30,175,199)   798,944  $11,693,881  33,899,925  $338,613,072
                       ===================================================================================================

(a) Commencement of operations was August 1, 1997 for all classes except Class C which commenced operations August 15, 1997.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

Share activity for the year ended October 31, 1996 is as follows:

                          Government Income          Global Income          Municipal Income
------------------------------------------------------------------------------------------------
                          Shares     Dollars      Shares      Dollars      Shares     Dollars
                         ----------------------------------------------------------------------
CLASS A SHARES
Shares sold               607,156  $ 8,675,868   1,089,521  $ 15,545,777   431,736  $ 6,139,212
Reinvestment of
 dividends and
 distributions            112,752    1,611,387     947,846    13,419,614   104,074    1,482,976
Shares repurchased       (626,797)  (8,971,389) (5,376,065)  (76,216,894) (694,685)  (9,874,431)
                         ----------------------------------------------------------------------
                           93,111    1,315,866  (3,338,698)  (47,251,503) (158,875)  (2,252,243)
                         ----------------------------------------------------------------------
CLASS B SHARES
Shares sold                17,470      246,680      18,628       265,053    17,760      250,553
Reinvestment of
 dividends and
 distributions                225        3,200         119         1,708       127        1,802
Shares repurchased         (1,378)     (19,531)     (1,144)      (16,373)     (109)      (1,551)
                         ----------------------------------------------------------------------
                           16,317      230,349      17,603       250,388    17,778      250,804
                         ----------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                    --           --   1,703,165    23,936,542        --           --
Reinvestment of
 dividends and
 distributions                 --           --     250,603     3,546,724        --           --
Shares repurchased             --           --    (406,888)   (5,786,481)       --           --
                         ----------------------------------------------------------------------
                               --           --   1,546,880    21,696,785        --           --
                         ----------------------------------------------------------------------
Net increase (decrease)   109,428  $ 1,546,215  (1,774,215) $(25,304,330) (141,097) $(2,001,439)
                         ======================================================================

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                        Income (loss) from investment operations
                                  ----------------------------------------------------
                                              Net realized    Net realized
                                             and unrealized  and unrealized   Total
                                             gain (loss) on   gain (loss)     income
                        Net asset              investment,     on foreign     (loss)
                         value,      Net       option and       currency       from
                        beginning investment     futures        related     investment
                        of period   income   transactions(a)  transactions  operations
              -----------------------------------------------------------------
                             GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------------------------
1997-Class A Shares      $14.36     $0.91         $0.29             --        $1.20
1997-Class B Shares       14.37      0.80          0.30             --         1.10
1997-Class C Shares(j)    14.38      0.17          0.22             --         0.39
1997-Institutional
 Shares(j)                14.37      0.20          0.22             --         0.42
1997-Service Shares(j)    14.37      0.20          0.21             --         0.41
1996-Class A shares       14.47      0.92         (0.11)            --         0.81
1996-Class B shares(c)    14.11      0.41          0.26             --         0.67
1995-Class A shares       13.47      0.94          1.00             --         1.94
1994-Class A shares       14.90      0.85         (1.28)            --        (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(D) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A shares       14.32      0.56          0.58             --         1.14
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------------
1997-Class A shares      $14.53     $0.59         $0.50          $0.27        $1.36
1997-Class B shares       14.53      0.72          0.36           0.20         1.28
1997-Class C shares(j)    14.80      0.16          0.19           0.10         0.45
1997-Institutional
 Shares                   14.52      0.88          0.37           0.19         1.44
1997-Service Shares(i)    14.69      0.53          0.25           0.14         0.92
1996-Class A shares       14.45      0.71          0.62           0.18         1.51
1996-Class B shares(c)    14.03      0.34          0.41           0.11         0.86
1996-Institutional
 shares                   14.45      1.15          0.32           0.10         1.57
1995-Class A shares       13.43      0.89          0.92           0.15         1.96
1995-Institutional
 shares(f)                14.09      0.22          0.34           0.06         0.62
1994-Class A shares       15.07      0.84         (1.37)         (0.12)       (0.65)
1993-Class A shares       14.69      0.85          1.07          (0.42)        1.50
1992-Class A shares       14.60      1.14          0.45          (0.36)        1.23
FOR THE PERIOD AUGUST 2, 1991(D) THROUGH OCTOBER 31,
-------------------------------------
1991-Class A shares       14.55      0.25          0.23          (0.19)        0.29

--------------------------------------------------------------------------------
                                            Distributions to shareholders
                        ---------------------------------------------------------------------
                                       From                In excess of
                                   net realized            net realized
                                     gain on                 gain on
                           From    investment,  In excess  investment,              Total
                           net      option and    of net    option and   From   distributions
                        investment   futures    investment   futures    paid in      to
                          income   transactions   income   transactions capital shareholders
              -----------------------------------------------------------------
                             GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------------------------
1997-Class A Shares      $(0.90)     $(0.07)        --          --         --     $(0.97)
1997-Class B Shares       (0.79)      (0.07)        --          --         --      (0.86)
1997-Class C Shares(j)    (0.17)         --         --          --         --      (0.17)
1997-Institutional
 Shares(j)                (0.20)         --         --          --         --      (0.20)
1997-Service Shares(j)    (0.19)         --         --          --         --      (0.19)
1996-Class A shares       (0.92)         --         --          --         --      (0.92)
1996-Class B shares(c)    (0.41)         --         --          --         --      (0.41)
1995-Class A shares       (0.94)         --         --          --         --      (0.94)
1994-Class A shares       (0.85)      (0.12)     (0.02)      (0.01)        --      (1.00)
FOR THE PERIOD FEBRUARY 10, 1993(D) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A shares       (0.56)         --         --          --         --      (0.56)
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------------
1997-Class A shares      $(0.79)         --         --          --         --     $(0.79)
1997-Class B shares       (0.73)         --         --          --         --      (0.73)
1997-Class C shares(j)    (0.19)         --         --          --         --      (0.19)
1997-Institutional
 Shares                   (0.87)         --         --          --         --      (0.87)
1997-Service Shares(i)    (0.52)         --         --          --         --      (0.52)
1996-Class A shares       (1.43)         --         --          --         --      (1.43)
1996-Class B shares(c)    (0.36)         --         --          --         --      (0.36)
1996-Institutional
 shares                   (1.50)         --         --          --         --      (1.50)
1995-Class A shares       (0.94)         --         --          --         --      (0.94)
1995-Institutional
 shares(f)                (0.26)         --         --          --         --      (0.26)
1994-Class A shares       (0.22)      (0.16)        --          --      (0.61)     (0.99)
1993-Class A shares       (0.85)      (0.27)        --          --         --      (1.12)
1992-Class A shares       (1.14)         --         --          --         --      (1.14)
FOR THE PERIOD AUGUST 2, 1991(D) THROUGH OCTOBER 31,
-------------------------------------
1991-Class A shares       (0.24)         --         --          --         --      (0.24)

--------------------------------------------------------------------------------
                           Net                                        Ratio of
                         increase                                       net
                        (decrease) Net asset              Ratio of   investment             Net assets
                          in net   value at             net expenses   income   Portfolio   at end of
                          asset     end of     Total     to average  to average turnover      period
                          value     period   return(b)   net assets  net assets  rate(h)    (in 000s)
              -----------------------------------------------------------------
                             GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------------------------
1997-Class A Shares       $0.23     $14.59      8.72%       0.50%       6.38%    395.75%     $ 68,859
1997-Class B Shares        0.24      14.61      7.96        1.25        5.59     395.75         8,041
1997-Class C Shares(j)     0.22      14.60      2.72(g)     1.25(e)     5.45(e)  395.75(g)      1,196
1997-Institutional
 Shares(j)                 0.22      14.59      2.94(g)     0.25(e)     7.03(e)  395.75(g)      1,894
1997-Service Shares(j)     0.22      14.59      2.85(g)     0.50(e)     6.49(e)  395.75(g)          2
1996-Class A shares       (0.11)     14.36      5.80        0.50        6.42     485.09        30,603
1996-Class B shares(c)     0.26      14.37      4.85(g)     1.25(e)     5.65(e)  485.09           234
1995-Class A shares        1.00      14.47     14.90        0.47        6.67     449.53        29,503
1994-Class A shares       (1.43)     13.47     (2.98)       0.11        6.06     654.90        14,452
FOR THE PERIOD FEBRUARY 10, 1993(D) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A shares        0.58      14.90      8.03(g)     0.00(e)     4.87(e)  725.41(g)     12,860
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------------
1997-Class A shares       $0.57     $15.10      9.66%       1.17%       5.19%    383.72%     $167,096
1997-Class B shares        0.55      15.08      9.04        1.71        4.76     383.72         3,465
1997-Class C shares(j)     0.26      15.06      3.03(g)     1.71(e)     4.98(e)  383.72(g)        496
1997-Institutional
 Shares                    0.57      15.09     10.26        0.65        5.72     383.72        60,929
1997-Service Shares(i)     0.40      15.09      6.42(g)     1.15(e)     5.33(e)  383.72(g)        151
1996-Class A shares        0.08      14.53     11.05        1.16        5.81     232.15       198,665
1996-Class B shares(c)     0.50      14.53      6.24(g)     1.70(e)     5.16(e)  232.15(g)        256
1996-Institutional
 shares                    0.07      14.52     11.55        0.65        6.35     232.15        54,254
1995-Class A shares        1.02      14.45     15.08        1.29        6.23     265.86       245,835
1995-Institutional
 shares(f)                 0.36      14.45      4.42(g)     0.65(e)     6.01(e)  265.86(g)     31,619
1994-Class A shares       (1.64)     13.43     (4.49)       1.28        5.73     343.74       396,584
1993-Class A shares        0.38      15.07     10.75        1.30        5.78     313.88       675,662
1992-Class A shares        0.09      14.69      8.77        1.37        7.85     270.75       588,893
FOR THE PERIOD AUGUST 2, 1991(D) THROUGH OCTOBER 31,
-------------------------------------
1991-Class A shares        0.05      14.60      2.00(g)     0.38(g)     1.72(g)   34.22(g)    388,744

--------------------------------------------------------------------------------
                              Ratios assuming no
                           voluntary waiver of fees
                            or expense limitations
                           -------------------------------
                                              Ratio of net
                             Ratio of          investment
                             expenses            income
                            to average         to average
                            net assets         net assets
              --------------------------------------------------------------
                             GOVERNMENT INCOME FUND
----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------------------------
1997-Class A Shares                   1.82%              5.06%
1997-Class B Shares                   2.32               4.52
1997-Class C Shares(j)                2.32(e)            4.38(e)
1997-Institutional
 Shares(j)                            1.57(e)            5.42(e)
1997-Service Shares(j)                1.82(e)            5.17(e)
1996-Class A shares                   1.89               5.03
1996-Class B shares(c)                2.39(e)            4.51(e)
1995-Class A shares                   2.34               4.80
1994-Class A shares                   2.86               3.31
FOR THE PERIOD FEBRUARY 10, 1993(D) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A shares                   4.00(e)            0.87(e)
                               GLOBAL INCOME FUND
----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------------
1997-Class A shares                   1.60%              4.76%
1997-Class B shares                   2.10               4.37
1997-Class C shares(j)                2.10(e)            4.59(e)
1997-Institutional Shares             1.04               5.33
1997-Service Shares(i)                1.54(e)            4.94(e)
1996-Class A shares                   1.64               5.33
1996-Class B shares(c)                2.14(e)            4.72(e)
1996-Institutional shares             1.11               5.89
1995-Class A shares                   1.58               5.94
1995-Institutional
 shares(f)                            1.08(e)            5.58(e)
1994-Class A shares                   1.53               5.48
1993-Class A shares                   1.55               5.53
1992-Class A shares                   1.62               7.60
FOR THE PERIOD AUGUST 2, 1991(D) THROUGH OCTOBER 31,
-------------------------------------
1991-Class A shares                   0.44(g)            1.66(g)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                        Income (loss) from investment operations
                                  ----------------------------------------------------
                                              Net realized    Net realized
                                             and unrealized  and unrealized   Total
                                             gain (loss) on   gain (loss)     income
                        Net asset              investment,     on foreign     (loss)
                         value,      Net       option and       currency       from
                        beginning investment     futures        related     investment
                        of period   income   transactions(a)  transactions  operations
      ---------------------------------------------------------------------
                             MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
------------------------------------
1997-Class A Shares      $14.37     $0.67         $0.62            --         $1.29
1997-Class B Shares       14.37      0.56          0.63            --          1.19
1997-Class C Shares(j)    14.85      0.12          0.14            --          0.26
1997-Institutional
 Shares(j)                14.84      0.15          0.16            --          0.31
1997-Service Shares(j)    14.84      0.14          0.15            --          0.29
1996-Class A shares       14.17      0.65          0.20            --          0.85
1996-Class B shares(c)    14.03      0.27          0.34            --          0.61
1995-Class A shares       13.08      0.67          1.09            --          1.76
1994-Class A shares       14.64      0.73         (1.51)           --         (0.78)
FOR THE PERIOD JULY 20, 1993(D) THROUGH OCTOBER 31,
------------------------------------
1993-Class A shares       14.32      0.22          0.32            --          0.54
                                HIGH YIELD FUND
--------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(D) THROUGH OCTOBER 31,
------------------------------------
1997-Class A Shares      $10.00     $0.17        $(0.03)          0.01        $0.15
1997-Class B Shares       10.00      0.15         (0.03)          0.01         0.13
1997-Class C Shares(j)     9.97      0.14           --            0.01         0.12
1997-Institutional
 Shares                   10.00      0.18         (0.03)          0.01         0.16
1997-Service Shares       10.00      0.17         (0.03)          0.01         0.15
                                            Distributions to shareholders
                        ---------------------------------------------------------------------
                                       From                In excess of
                                   net realized            net realized
                                     gain on                 gain on
                           From    investment,  In excess  investment,              Total
                           net      option and    of net    option and   From   distributions
                        investment   futures    investment   futures    paid in      to
                          income   transactions   income   transactions capital shareholders
      ------------------------------------------------------------------------
                              MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
--------------------------
1997-Class A Shares       $(0.67)       --           --        --         --       $(0.67)
1997-Class B Shares        (0.56)       --           --        --         --        (0.56)
1997-Class C Shares(j)     (0.12)       --           --        --         --        (0.12)
1997-Institutional
Shares(j)                  (0.15)       --           --        --         --        (0.15)
1997-Service Shares(j)     (0.14)       --           --        --         --        (0.14)
1996-Class A shares        (0.65)       --           --        --         --        (0.65)
1996-Class B shares(c)     (0.27)       --           --        --         --        (0.27)
1995-Class A shares        (0.67)       --           --        --         --        (0.67)
1994-Class A shares        (0.73)     (0.05)         --        --         --        (0.78)
FOR THE PERIOD JULY 20, 1993(D) THROUGH OCTOBER 31,
--------------------------
1993-Class A shares        (0.22)       --           --        --         --        (0.22)
                                 HIGH YIELD FUND
--------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(D) THROUGH OCTOBER 31,
--------------------------
1997-Class A Shares       $(0.17)       --        $(0.01)      --         --       $(0.18)
1997-Class B Shares        (0.15)       --         (0.01)      --         --        (0.16)
1997-Class C Shares(j)     (0.14)       --         (0.01)      --         --        (0.15)
1997-Institutional
Shares                     (0.18)       --         (0.01)      --         --        (0.19)
1997-Service Shares        (0.17)       --         (0.01)      --         --        (0.18)
                           Net                                         Ratio of
                         increase                                        net
                        (decrease) Net asset               Ratio of   investment               Net assets
                          in net   value at              net expenses   income    Portfolio    at end of
                          asset     end of     Total      to average  to average  turnover       period
                          value     period   return(b)    net assets  net assets   rate(h)     (in 000s)
      ------------------------------------------------------------------------
                              MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
--------------------------
1997-Class A Shares        $0.62    $14.99      9.23%        0.85%       4.60%     153.12%       $64,553
1997-Class B Shares         0.63     15.00      8.48         1.60        3.74      153.12          1,750
1997-Class C Shares(j)      0.14     14.99      1.75(g)      1.60(e)     3.24(e)   153.12(g)         130
1997-Institutional
Shares(j)                   0.16     15.00      2.10(g)      0.60(e)     4.41(e)   153.12(g)         351
1997-Service Shares(j)      0.15     14.99      1.93(g)      1.10(e)     4.24(e)   153.12(g)           2
1996-Class A shares         0.20     14.37      6.13         0.85        4.58      344.13         52,267
1996-Class B shares(c)      0.34     14.37      4.40(g)      1.60(e)     3.55(e)   344.13(g)         255
1995-Class A shares         1.09     14.17     13.79         0.76        4.93      335.55         53,797
1994-Class A shares        (1.56)    13.08     (5.51)        0.45        5.28      357.54         47,373
FOR THE PERIOD JULY 20, 1993(D) THROUGH OCTOBER 31,
--------------------------
1993-Class A shares         0.32     14.64      3.73(g)      0.00(e)     5.15(e)    99.99(g)      30,166
                                 HIGH YIELD FUND
--------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(D) THROUGH OCTOBER 31,
--------------------------
1997-Class A Shares       $(0.03)    $9.97      1.50%(g)     0.95%(e)    7.06%(e)   44.80%(g)   $325,911
1997-Class B Shares        (0.03)     9.97      1.31(g)      1.70(e)     6.28(e)    44.80(g)      10.308
1997-Class C Shares(j)     (0.03)     9.97      1.46(g)      1.70(e)     6.17(e)    44.80(g)       1,791
1997-Institutional
Shares                     (0.03)     9.97      1.58(g)      0.70(e)     7.16(e)    44.80(g)           2
1997-Service Shares        (0.03)     9.97      1.46(g)      1.20(e)     6.69(e)    44.80(g)           2
                                 Ratios assuming no
                              voluntary waiver of fees
                               or expense limitations
                              --------------------------------
                                                  Ratio of net
                                Ratio of           investment
                                expenses             income
                               to average          to average
                               net assets          net assets
      -------------------------------------------------------------------
                             MUNICIPAL INCOME FUND
-------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
------------------------------------
1997-Class A Shares                      1.62%               3.83%
1997-Class B Shares                      2.12                3.22
1997-Class C Shares(j)                   2.12(e)             2.72(e)
1997-Institutional Shares(j)             1.12(e)             3.89(e)
1997-Service Shares(j)                   1.62(e)             3.72(e)
1996-Class A shares                      1.55                3.88
1996-Class B shares(c)                   2.05(e)             3.10(e)
1995-Class A shares                      1.49                4.20
1994-Class A shares                      1.55                4.18
FOR THE PERIOD JULY 20, 1993(D) THROUGH OCTOBER 31,
------------------------------------
1993-Class A shares                      2.42(e)             2.73(e)
                                HIGH YIELD FUND
-------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(D) THROUGH OCTOBER 31,
------------------------------------
1997-Class A Shares                      1.57%(e)            6.44%(e)
1997-Class B Shares                      2.07(e)             5.91(e)
1997-Class C Shares(j)                   2.07(e)             5.80(e)
1997-Institutional Shares                1.07(e)             6.79(e)
1997-Service Shares                      1.57(e)             6.32(e)

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B and Class C shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
(i) Service Class shares commenced operations on March 12, 1997.
(j) Commenced operations on August 15, 1997.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government
Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Fund:

 We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Fund: (portfolios of Goldman Sachs Trust, a Delaware Business Trust), including the statements of investments, as of October 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Fund as of October 31, 1997, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP

Boston, Massachusetts
December 12, 1997

               VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

  The proposals described below were submitted to a vote of shareholders of Goldman Sachs Trust (the "Company") at a Special Meeting of Shareholders held on April 1, 1997 (the "Meeting"):

--------------------------------------------------------------------------------
PROPOSAL NO. 1--ELECTION OF NINE TRUSTEES:

--------------------------------------------------------------------------------

  At the Meeting, Ashok Bakhru, David B. Ford, Douglas Grip, John McNulty, Mary McPherson, Richard Strubel, Alan Shuch, Jackson Smart and William Springer were elected to the Company's Board of Trustees. In electing the Trustees, the Company's shareholders voted as follows:

  TRUSTEE                      FOR       AGAINST    ABSTAIN     BROKER NON-VOTES
  -------                --------------- ------- -------------- ----------------
Ashok Bakhru............ 59,699,988.0890    0      993,484.8850        0
David B. Ford........... 59,362,764.7000    0    1,330,708.2740        0
Douglas Grip............ 59,477,956.3930    0    1,215,516.5810        0
John McNulty............ 59,362,764.7000    0    1,330,708.2740        0
Mary McPherson.......... 59,705,150.0290    0      988,322.9450        0
Richard Strubel......... 59,727,715.4610    0      965,757.5130        0
Alan Shuch.............. 59,362,764.7000    0    1,330,708.2740        0
Jackson Smart........... 59,706,199.9810    0      987,272.9930        0
William Springer........ 59,729,198.2540    0      964,274.7200        0

--------------------------------------------------------------------------------
PROPOSAL NO. 2--RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE
              INDEPENDENT ACCOUNTANTS OF THE TRUST OR THE CORPORATION FOR THE FISCAL YEARS ENDING OCTOBER 31, 1997 AND JANUARY 31, 1998,
              RESPECTIVELY:

--------------------------------------------------------------------------------

  At the Meeting, the Company's shareholders approved Proposal No. 2 as follows:

      FOR               AGAINST                ABSTAIN             BROKER NON-VOTES
---------------      --------------         --------------         ----------------
55,747,113.1630       37,028.3220           4,909,331.4890                0

--------------------------------------------------------------------------------
PROPOSAL NO. 4(B)--APPROVAL OF AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST
                TO PERMIT INVESTMENT OF EACH FUND'S ASSETS IN ANOTHER OPEN-END
                INVESTMENT COMPANY:

--------------------------------------------------------------------------------

  At the Meeting, the Company's shareholders approved Proposal No. 4(B) as follows:

      FOR               AGAINST                ABSTAIN             BROKER NON-VOTES
---------------      --------------         --------------         ----------------
52,375,742.4380      1,978,971.9450         6,267,663.5910           71,095.0000

--------------------------------------------------------------------------------
PROPOSAL NO. 3--APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION:

--------------------------------------------------------------------------------

  At the Meeting, the shareholders of each of the Company's portfolios (each, a "Fund" and collectively, the "Funds") approved Proposal No. 3 as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,256,266.2380 249,187.0120         0             0
G.S. Adjustable Rate
 Government.............  30,840,046.7270 205,007.3510 4,029,816.1740   64,115.0000
G.S. Short Duration Tax
 Free...................   2,017,550.0780  16,321.0250       527.7150        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,475,140.0900 216,569.4820 1,108,286.2630        0
G.S. Government Income..   1,419,426.1060  19,927.7870     2,736.8010    6,980.0000
G.S. Municipal Income...   1,871,247.5330  13,820.1290   117,480.9080        0

--------------------------------------------------------------------------------
PROPOSAL NO. 4(A)--APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT
                RESTRICTIONS TO PERMIT EACH FUND TO INVEST ALL ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 4(A) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 255,529.1270         0             0
G.S. Adjustable Rate
 Government.............  29,300,183.4090 738,971.8930 5,035,714.9500   64,115.0000
G.S. Short Duration Tax
 Free...................   1,707,256.5030 326,614.6000       527.7150        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,338,642.1730 350,819.2200 1,110,534.4420        0
G.S. Government Income..   1,409,107.5260  30,246.3670     2,736.8010    6,980.0000
G.S. Municipal Income...   1,850,690.6070  29,828.2390   122,029.7240        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(A)--INVESTMENT POLICY ON ISSUER DIVERSIFICATION:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(A) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,997,087.3250  43,548.7280 5,034,234.1990   64,115.0000
G.S. Short Duration Tax
 Free...................   2,023,592.0760   1,190.2710     9,616.4710        0
G.S. Core Fixed Income..   4,763,020.5550       0              0             0
G.S. Global Income......   7,302,111.2200 337,094.6510 1,160,789.9640        0
G.S. Government Income..   1,432,220.1140   3,231.1630     6,639.4170    6,980.0000
G.S. Municipal Income...   1,872,473.5900  16,237.5860   113,837.3940        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(B)--INVESTMENT POLICY ON INDUSTRY CONCENTRATION:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(B) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,717,448.6200  48,100.0560 5,309,321.5760   64,115.0000
G.S. Short Duration Tax
 Free...................   2,023,592.0760   1,190.2710     9,616.4710        0
G.S. Core Fixed Income..   4,763,020.5550       0              0             0
G.S. Global Income......   7,308,203.5950 364,153.7540 1,127,638.4860        0
G.S. Government Income..   1,435,859.2330   3,462.0620     2,769.3990    6,980.0000
G.S. Municipal Income...   1,869,373.6660  12,600.7210   120,574.1830        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(C)--INVESTMENT POLICIES ON BORROWING, MARGIN PURCHASES AND
                PLEDGING ASSETS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(C) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,536,226.5180 496,829.5350 5,041,814.1990   64,115.0000
G.S. Short Duration Tax
 Free...................   2,024,782.3470       0          9,616.4710        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,216,046.8580 429,048.0000 1,154,900.9770        0
G.S. Government Income..   1,382,429.7560  55,980.6910     3,680.2470    6,980.0000
G.S. Municipal Income...   1,852,339.5570  25,565.3640   124,643.6490        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(D)--INVESTMENT POLICY ON LOANS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(D) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,791,225.9940 241,830.0590 5,041,814.1990   64,115.0000
G.S. Short Duration Tax
 Free...................   2,024,782.3470       0          9,616.4710        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,246,088.4970 387,925.7060 1,165,981.6320        0
G.S. Government Income..   1,418,199.0540  16,793.6490     7,097.9910    6,980.0000
G.S. Municipal Income...   1,855,997.7160  18,603.7770   127,947.0770        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(E)--INVESTMENT POLICY ON UNDERWRITING:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(E) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,499,008.6670     102.4680      6,342.1150        0
G.S. Adjustable Rate
 Government.............  24,563,621.2260 203,940.9210 10,307,308.1050   64,115.0000
G.S. Short Duration Tax
 Free...................   2,024,782.3470       0           9,616.4710        0
G.S. Core Fixed Income..   4,763,020.5550       0               0             0
G.S. Global Income......   7,277,794.5270 358,843.4350  1,163,357.8730        0
G.S. Government Income..   1,430,965.7480   7,444.6990      3,680.2470    6,980.0000
G.S. Municipal Income...   1,848,511.9770  12,976.0140    141,060.5790        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(F)--INVESTMENT POLICY ON REAL ESTATE AND OIL AND GAS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(F) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120      6,342.1150        0
G.S. Adjustable Rate
 Government.............  24,526,695.5880 240,866.5590 10,307,308.1050   64,115.0000
G.S. Short Duration Tax
 Free...................   1,990,762.3590  34,019.9880      9,616.4710        0
G.S. Core Fixed Income..   1,125,872.4290       0       3,637,148.1260        0
G.S. Global Income......   7,327,402.6000 291,544.8020  1,181,048.4330        0
G.S. Government Income..   1,432,561.1600   5,849.2870      3,680.2470    6,980.0000
G.S. Municipal Income...   1,867,044.1890  15,154.4890    120,349.8920        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(G)--INVESTMENT POLICY ON COMMODITIES:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(G) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,256,266.2380     102.4680    249,084.5440        0
G.S. Adjustable Rate
 Government.............  24,259,310.5330 258,550.2170 10,557,009.5020   64,115.0000
G.S. Short Duration Tax
 Free...................   1,999,851.1150  34,019.9880        527.7150        0
G.S. Core Fixed Income..   4,761,964.9270       0           1,055.6280        0
G.S. Global Income......   7,242,067.7760 391,426.1320  1,166,501.9270        0
G.S. Government Income..   1,402,158.5440  35,125.1420      4,807.0080    6,980.0000
G.S. Municipal Income...   1,864,355.0900  15,677.0190    122,516.4610        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(H)--INVESTMENT POLICY ON SENIOR SECURITIES:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(H) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,296.2850   7,072.4210    249,084.5440        0
G.S. Adjustable Rate
 Government.............  24,588,889.6270 204,058.5000 10,281,922.1250   64,115.0000
G.S. Short Duration Tax
 Free...................   2,032,680.8320   1,190.2710        527.7150        0
G.S. Core Fixed Income..   4,763,020.5550       0               0             0
G.S. Global Income......   7,317,507.8520 317,794.9290  1,164,693.0540        0
G.S. Government Income..   1,369,235.2830  67,017.8840      5,837.5270    6,980.0000
G.S. Municipal Income...   1,861,721.6030  14,498.0260    126,328.9410        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(I)--INVESTMENT POLICY CONCERNING SHORT SALES OF SECURITIES:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(I) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,243,445.2950  12,923.4110   249,084.5440        0
G.S. Adjustable Rate
 Government.............  29,554,106.4250 236,098.2310 5,284,665.5960   64,115.0000
G.S. Short Duration Tax
 Free...................   1,994,403.9380  39,467.1650       527.7150        0
G.S. Core Fixed Income..   4,761,964.9270       0          1,055.6280        0
G.S. Global Income......   7,221,712.5330 412,993.5060 1,165,289.7960        0
G.S. Government Income..   1,365,080.4460  68,785.4960     8,224.7520    6,980.0000
G.S. Municipal Income...   1,839,955.6770  27,482.8450   135,110.0480        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(J)--GS SHORT DURATION GOVERNMENT FUND'S POLICY ON OPTIONS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of GS Short Duration Government approved Proposal No. 5(J) as follows:

          FUND                 FOR       AGAINST    ABSTAIN    BROKER NON-VOTES
          ----            -------------- -------- ------------ ----------------
G.S. Short Duration Gov-
 ernment................  6,249,924.1230 102.4680 255,426.6590         0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(K)--GS SHORT DURATION GOVERNMENT FUND'S POLICY ON INVESTMENTS TO
                EXERCISE CONTROL:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of GS Short Duration Fund approved Proposal No. 5(K) as follows:

          FUND                 FOR        AGAINST     ABSTAIN    BROKER NON-VOTES
          ----            -------------- ---------- ------------ ----------------
G.S. Short Duration Gov-
 ernment................  6,249,924.1030 6,444.5830 249,084.5440         0

--------------------------------------------------------------------------------
PROPOSAL NO. 6--APPROVAL OF AMENDED AND RESTATED MANAGEMENT AGREEMENTS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 6 as follows:

          FUND                 FOR         AGAINST      ABSTAIN    BROKER NON-VOTES
          ----            -------------- ------------ ------------ ----------------
G.S. Global Income......  7,767,511.0190 285,099.7120 747,385.1040        0
G.S. Government Income..  1,417,140.3790  20,595.5810   4,354.7340    6,980.0000
G.S. Municipal Income...  1,868,303.5900  12,832.0000 121,412.9800        0

                     This page is intentionally left blank




--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent



Goldman Sachs Funds
One New York Plaza, 41st Floor          Goldman Sachs
New York, NY 10004

FIARRET